As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05684

Alpine Equity Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578
Registrant's telephone number, including area code

Date of fiscal year end: 10/31/2007

Date of reporting period: 10/31/2007

Item 1. Report to Stockholders.

REAL ESTATE FUNDS
Annual Report | ‘07

Alpine International Real Estate Equity Fund                    Alpine Realty Income & Growth Fund                   Alpine U.S. Real Estate Equity Fund

OCTOBER 31, 2007

Alpine’s Investment Outlook

Dear Investor:

This has been a challenging year as the tone of both investor sentiment and confidence have turned from minimum to maximum risk aversion. The prospects for our economy appears less certain at this stage of the business cycle than it has for several years, even though GDP growth ranges from stable to strong abroad. The economic coupling between our domestic economy and those abroad appears looser than during recent cycles. While trade is a major part of the global glue which connects economies, we see growing importance in investment capital transfers in this era of great global financial liquidity. Alpine’s managers believe that the next year could initiate a period of transition from an uncertain world view toward events and more stable trends which could help re-price risk and enhance visibility of investment cash flows.

The subprime mortgage collapse has revealed structural weakness in parts of our financial system and unearthed poorly structured investment funds which were inappropriately sold by Wall Street. This has created a crisis of confidence in both the credit rating agencies and guarantors upon whom the market has relied for valuations. The market has lowered valuations of both issuers and holders of mortgage and asset backed securities. Banks, forced to hold these securities are now stingy lenders. In turn, this has led to fears of a forced deleveraging of the economy, if not a credit crunch which might induce a recession. We are not convinced that a recession is imminent, but recognize elevated risks.

The still vast global liquidity will likely continue to be focused on companies, industries, countries and regions where capital investment can generate attractive returns. The falling dollar has made American assets and products 10 to 30 percent cheaper for much of the world than they were a year ago. Thus, our exports have increased, as has tourism here. Barring a recession, the dollar may not be as weak in 2008 as in recent years, even though many countries are beginning to focus on more broadly diversifying their foreign exchange reserves away from the U.S. dollar. Nonetheless, the long-term trend of capital flowing from retirement funds and mature economies toward emerging regions with massive requirements for fixed investment in buildings, infrastructure and equipment to support and sustain business and employment growth should continue.

The major opportunity for U.S. investors participating in global investing has only been recognized over the past few years. The U.N. published a report on population trends and urbanization several months ago, forecasting that two-thirds of the world’s population will be living in large cities by 2050. This compares with roughly half today. The bulk of this growth is projected for Asia and Latin America. Countries in these regions must do all that they can to provide for the growth of the middle class lest these megalopolises become slums and breeding grounds for political and social instability. This may competitively pressure wages relative to the U.S., but such competition should help contain global inflation. Enhanced productivity is another force which lowers inflation, and this can be stimulated by innovation, which has long been a driver of our economic growth. Globally, a growing emphasis on education from grade schools through advanced degrees suggests more innovation, as well as competition. Thus, Alpine foresees an expansion of innovation and entrepreneurial opportunities world wide for equity investors. This has underpinned Alpine’s broadening the international scope of our investment programs since the start of our first international fund in 1989 and our plans for the future.

We are confident that innovation should also aid the structured finance markets. Restructuring by the strategists of Wall Street must provide more transparency of underlying cash flows, facilitating better pricing of assets and enhanced marketability. Now, the first step is to stabilize the underlying problems in the mortgage markets and permit the rating agencies to revisit their criteria for valuation. Resolution of the ideological divide between those who favor government intervention to soften and stretch out the fallout from this crisis, versus others who favor the dispassionate displacement of market adjustments, will likely be a key factor assessing the duration of this situation.

Our portfolios reflect a work in progress as we assess opportunities and risks in the marketplace today. Like prior periods of financial distress, a bottom will not be visible until after we pass it. So the current market psychology may overstate the risks to global capital market liquidity and, misprice prospects for equity investors. This can create opportunity for investors focused on long-term trends and valuations.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.

EQUITY MANAGER REPORTS

Alpine International Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine U.S. Real Estate Equity Fund

Alpine International Real Estate Equity Fund

Value of a $10,000 Investment

$50,000

$40,000

$30,000

$20,000

$10,000

$0

Oct  31
97

Oct  31
98

Oct  31
99

Oct  31
00

Oct  31
01

Oct  31
02

Oct  31
03

Oct  31
04

Oct  31
05

Oct  31
06

Oct  31
07

$44,474

$32,051

$25,093

Alpine International Real Estate Equity Fund

   MSCI EAFE Gross (USD)

GPR General Property Securities Index Global

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. The Fund charges a redemption fee equal to 1.00% of the net amount of your redemption if you redeem your shares less than 60 days “after purchase.” Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE Index and the Lipper Real Estate Funds Average, are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/07

	1 Year	3 Year	5 Year	10 Year	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	31.16%	30.52%	32.47%	16.09%	10.41%

S&P/Citigroup World (ex U.S.) Property Index (3)	23.66%	29.48%	31.50%	13.42%

GPR General Property Securities Global Index (2)	16.08%	22.87%	25.99%	12.35%	7.96%

MSCI EAFE Index	25.43%	23.96%	23.71%	9.64%	7.11%

Lipper Real Estate Funds Average	2.34%	16.76%	22.68%	12.54%	11.58%

Lipper Real Estate Fund Rank	5/284	3/215	2/150	4/56	3/3

(1) Not annualized. The NASD does not recognize rankings for less than one year.

(2) Does not include reinvestment of dividends.

(3) Index commenced on 7/31/1989

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Financial 0.3%

  Industrial 3.0%

 Retail 7.0%

 Lodging 13.8%

  Office 12.9%

  Residential 32.7%

  Diversified 30.3%

1.	Unibail	2.45%
2.	Sumitomo Realty & Development Co. Ltd.	2.39%
3.	Orient-Express Hotels Ltd.-Class A	2.21%
4.	Cyrela Brazil Real S/A	1.94%
5.	Agra Empreendimentos Imobilia	1.88%
6.	Norwegian Property ASA	1.79%
7.	JM AB	1.56%
8.	Kowloon Development Co., Ltd.	1.48%
9.	Intercontinental Hotels Group	1.46%
10.	Sino Land Co., Ltd.	1.43%

*

Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

We are pleased to present the Annual Report for the Alpine International Real Estate Equity Fund for the fiscal year ended October 31, 2007. The closing Net Asset Value (NAV) per share as of year end was $47.58. The total return for the Fund was 31.16% for the 12 month period ending 10/31/07. As the accompanying table of comparative annualized returns shows, The Alpine International Real Estate Equity Fund has outperformed the S&P/Citigroup World (ex-US) Property Index and the GPR General Property Securities Global Index over the past one, three, five and ten year periods. This is also reflected in the Fund’s strong peer group rankings. A deeper analysis would show that this Fund has historically had low volatility. Its three year standard deviation (historic volatility) according to Morningstar is 12.1 as of 10/31/07. Similar risk related data can be viewed on numerous financial websites. We believe the combination of strong performance with relatively low volatility reflects not only the investment selections in the Fund but also the structure of the portfolio and its broad diversification.

Calendar 2007 has been an especially challenging year for investors as the fallout from the subprime mortgage meltdown has revealed fundamental weakness in the structured finance markets. Uncertainty over the scope and ramifications of potential unrecognized losses has significantly constrained the capital markets. Even though uncertainty can lead to heightened risk, our experience is that it can also lead to significant opportunities. In this report we wish to share with you not only portfolio highlights and changes over the past year, but also a brief discussion of the current market situation, our investment strategy and a discussion of some of the Fund’s new investments which we hope will provide significant returns to shareholders.

PORTFOLIO TRENDS

The top ten holdings reflect several trends in the management of the portfolio. First is to continue with stocks which offer good performance potential followed by adding stocks which may provide equal or better prospective returns, and finally establishing positions in stocks which may have been oversold or misunderstood by the markets and potentially offer attractively valued purchase prices based on future potential.

A quick review of the Alpine International Real Estate Equity Fund’s top ten holdings reveals only four of last year’s top ten remain. The shares of Orient-Express appreciated 61.90% over the past 12 months, while Norwegian Property shares produced a total return of 56.22%, JM AB shares provided a total return of 16.26% and Sino Land saw its shares deliver 82.14% over the past 12 months, ended October 31st. Six months ago, Cyrela Brazil Realty and Agra Empreendimentos Imobiliarios, were the ninth and tenth largest positions in the portfolio. Today they are number five and six because they generated total returns over the past year of 101.98% for Cyrela and 83.41% since Agra’s IPO during April. Also new to the top ten list is Kowloon Development to which the Fund has added to an existing position and enjoyed a 76.65% share price total return over the past 12 months. Over the last few months, the Fund has made significant investments in

Alpine International Real Estate Equity Fund

three other stocks which are new to the top ten list. The Fund’s largest holding is now Unibail-Rodamco, the product of a merger combining Parisian office developer, Unibail, with European mall owner, Rodamco. After selling Unibail last Spring, we were able to buy back at better prices beginning this past Summer. Sumitomo Realty and Development is the second largest portfolio holding, expanding the Fund’s exposure to progressive redevelopment opportunities in downtown Tokyo. Intercontinental Hotels, like other portfolio holdings Starwood, Marriott and Accor, reflects Alpine’s view that the dominant global lodging brands should outperform stock market expectations over the next 12 to 24 months.

The six stocks which are no longer top holdings include Kaufman & Broad France which received a partial management buyout and generated a 9.75% total return, Capital Commercial Corp., which produced a total return of 34.88%, Citycon, a long-term holding where we scaled back the Fund’s position (generating a 361.33% gain), Vivacon AG where the entire position was sold for 65.44% gain, Starwood Hotels and Resorts which saw its shares decline -2.76% and Dawnay Day Trevira which declined -16.73%.

Descriptive only of the ten largest holdings in the Fund, this portfolio activity reflects the fundamental shift during 2007, away from European or American property shares in favor of Asian or emerging market real estate securities. The period through April provided a great sellers market in contrast to the last few months which are becoming a very attractive buyers market, selectively, in Japan and Europe. This is reflected in the shifting geographic allocation of the Fund’s portfolio. Back in 2005, The Alpine International Real Estate Equity Fund had a 45.1% weighting in Europe and a 29.8% weighting in Asia. By 2006, this shifted towards 38.8% and 33.2% respectively, before falling to a low of 30.8% in Europe while rising to 34.2% in Asia by April of this year. Clearly we were a bit early in reducing our European exposure in late 2006, due to what we perceived to be high valuations. Hopefully recent additions to Europe will not prove too early, with the portfolio at 32.9% in Europe and 36.5% in Asia as of October 2007. Note that the Fund’s aggregate 9.3% cash position implies that 36% of all equity investments are in Europe and 40% are in Asia, with the balance of approximately 24% in the Americas.

On a country comparative basis, the major distinctions are a reduction in U.S. exposure from 8.6% last year to 6.1% this year, although that partially reflects the privatization of Hilton Corp. in July. Japanese exposure has increased from 9.8% last year to 14.7%, Brazil increased from 5.4% in 2006, to 9% as of April, 2007 and 12.3% as October, 2007. Roughly 30% of the portfolio is currently invested in emerging markets. This compares with 21% as of October, 2006 and 15% the prior year. Not since 1996 has the Fund been as aggressively positioned in emerging markets, however, it is worth noting that in 1996 that exposure was spread over six countries, whereas today, the portfolio has exposure to 13 emerging markets.

PORTFOLIO HIGHLIGHTS

The prior section illustrated how the portfolio has been shifted over time away from markets approaching overvaluation in Europe, towards greater opportunities in emerging markets. However, market turbulence during the Summer has helped Alpine find attractive values back in Europe since late-Summer. In this section, we wish to discuss several companies which illustrate some of the investment themes which we find important. The Lodging sector has been a favored property type within the portfolio, constituting almost 14% of investments. On July 5th, shares of Hilton Hotels Corporation skyrocketed in response to Blackstone’s takeover announcement as one of the three big domestic (five global) premier hotel brands with almost 40% of their revenues coming from international markets. We felt this owner of prime properties had long been undervalued by the market place. The Fund enjoyed a gain of 50.68% on its investment. Another notable company among the Fund’s lodging investments, the shares of Orient-Express Hotels produced a 61.90% total return over the past 12 months. Perhaps best know for the Venice-Simplon Railroad, Orient-Express also runs luxury rail lines to Machu Pichu and in Thailand, but its collection of world-class luxury boutique hotels is unsurpassed. This premier portfolio property has attracted large share purchases and expression of interest in potential mergers from the Taj Group in India and Jumeirah from Dubai. This reinforces our view that unique premier quality assets should always hold their value even a soft market environment. Another of our holdings, Norgani Hotels, a Scandinavian hotel investor was the subject of a bidding war this Fall. It was taken private in an all cash transaction which produced a 105.26% realized gain for the Fund over 27 months. Other top hotel companies in which we have invested, control brands such as Banyan Tree, Shangri-La, Mandarin Oriental, Peninsula, and Club Med.

While our discussion of the Fund’s top ten holdings highlighted two stocks in Hong Kong that produced exceptional returns, one that just missed that cut-off, Midland Holdings, provided a total return of 169.69% for Fund in fiscal year 2007. This has been a long-term holding of the Fund, which is best illustrated by the gain on sale of a small portion of our holdings, realizing a gain of 1007.22% for the portfolio. As the largest residential broker in Hong Kong, with activities in Macau and China as well, Midland provides exposure to the existing middle-class housing market while most of the developers focus on new luxury homes. The high-end of the housing market has recovered to levels not

Alpine International Real Estate Equity Fund

seen since the prior cyclical peak in 1997. However, existing mid-priced housing still remains roughly 36% below those peak levels. Growth in incomes, and rising affordability, have propelled industry expectations for existing home prices to rise by 25% to 40% over the next 12–18 months. We believe Midland is perfectly positioned to benefit from the expected increase in both prices and volumes.

Chinese real estate companies listed in Hong Kong have been very strong performers over the past year. While the Fund has enjoyed strong returns from a number of these stocks, we wish to highlight our longest held position, New World China Land, in which the Fund sold its remaining position to realize a gain of 176.36%. In general we are cautious of stretched valuations for many Chinese development companies, hence we have exercised considerable restraint in our exposure, paying careful attention to price multiples and balance sheets, as well as market positions and land inventories. Shimao Property Holdings is a premier developer in tier 2 cities in the Yangtze River Delta, surrounding and including Shanghai. This stock generated a return of 146.85% for the portfolio over the fiscal year.

Brazil offers the potential for significant economic expansion over the next decade. Alpine estimates that Brazilian residential developers offer the potential to grow earnings at a double-digit pace for the next five years, yet trade at reasonable price-to-earnings (P/E) multiple which range from 6 to 20 times next year’s earnings, averaging approximately 14 times. Since mortgages have only penetrated about 5% of the Brazilian housing market, we believe there is considerable scope for both market expansion and market share gains by the top builders. The premier residential developer is Cyrela Brazil Realty, which has historically adapted to changing market conditions and prospered. The Fund’s holdings in Cyrela have benefited with more than 101.98% appreciation during the fiscal year.

The Fund has also had very strong performance from other Brazilian holdings, including shares of Abyara
(+ 238.67%), Company S/A (+178.35%) and Agra (+83.41%). During the year the Fund realized a gain of 81.76% on the shares of Rossi Residential.

A common factor among many of the aforementioned top performers is their focus on residential properties. We believe this illustrates several factors; first, that there is great inherent demand for new housing in many parts of the world, and second, that the emerging markets may be sufficiently insulated from the U.S. economy so that they should not be impacted by the subprime crisis afflicting our financial markets. One observation along these lines comes from comparing the 25 best performing stocks for the portfolio this fiscal year with the 25 worst performers of the year. Twenty-one of the 25 best performing stocks are from emerging markets, with seven from Brazil, three from Hong Kong and three from China. By comparison, only three of the 25 underperformers were from emerging markets, with six from Japan and eight from the U.K. When analyzed by property type, 16 of the top 25 stocks were focused on the residential sector, and none were focused on office properties. By comparison, 12 of the 25 biggest losers were focused on the residential sector and six were focused on office properties. While this comparison is hardly scientific and is presumably influenced from selection bias, we believe it reinforces our previous comments, that the subprime crisis started in America, and largely, should remain here.

SHORT-TERM SUB-PRIME CONFIDENCE

In the Fund’s April 30th, 2007 semi-annual Report to Shareholders, we observed that the publicly traded real estate market was volatile, so we “built cash positive”. We emphasized that we “do not expect a major market break, rather we believe a healthy 10% to 12% could be in the cards.” Clearly, our caution was correct although we underestimated the degree to which the subprime mortgage market collapse would spread and threaten contagion throughout the financial markets. For example, the Citibank Macro Risk Index (MRI Index) which averages the yield spreads relative to government bonds traded by market participants in the sovereign debt swap and foreign exchange markets reveals that investor confidence, as measured by the index rose from historic low levels just this past January to match historic highs on August 16th. Those peak levels were last seen at the culmination of the near collapse of Long-Term Capital Management in 1998! Thus, in seven months the market’s appetite for risk swung from minimal concern to great aversion. After a bit of moderation in early Fall, we now find ourselves in December at similar high levels of concern as measured back in August by the aforementioned MRI Index. When we were writing the semi-annual report the market had only a moderate risk aversion based on such measures.

THE STORM IN HOUSING SPREADS

We are approaching the beginning of 2008, when many so called 2/28 and 3/27 mortgages adjust from the low teaser rates of the first two or three years to full tariff, typically to a benchmark interest rate such as LIBOR (London Interbank Borrowing Rate) plus 600 basis points (approximately 11%) interest rates. The pain of 2 million homeowners being economically crippled or forced from their homes is individually tragic, yet the impact could be much greater for the U.S. economy if this swamps communities with ‘For Sale’ signs, lowering home prices, property tax revenues, and perhaps consumer spending slows.

Wall Street cleverly created pools of subprime mortgages which were repackaged into mortgage backed securities (MBS) and collateralized debt obligations (CDO’s) to provide the underpinning cash

Alpine International Real Estate Equity Fund

flows of structured finance products which offered enhanced yields for investors. The accuracy and reliability of ratings provided by Moody’s, Standard & Poor’s and Fitch have been cast into doubt because they opined on the credit worthiness of many of the mortgage backed securities (MBS) and collateralized debt obligations (CDOs) at the time when they were issued and sold. Today, the threat of rising defaults and hence foreclosure sales at 50 to 75 cents on the dollar has created great uncertainty of future MBS and CDO cash flows. Thus, the price or yield premium which the markets now demand has increased dramatically since the beginning of the year when uncertainty was not in prices. The subprime market has become the proverbial “stick” which broke the “camel’s back” of structured finance. Investor confidence has been shaken and the cost of capital has increased as a result.

COMMERCIAL PROPERTY PRICES

The impact on commercial real estate has been to eliminate aggressive borrowers who pushed prices higher. Prices for premier property will probably hold within 5% to 10% of peak levels. However, generic property could fall more. Lower quality assets may decline by 20% or more given a dearth of financial buyers. Since public property companies typically use moderate amounts of leverage, they should be increasingly competitive in such an environment. It is important to note that such projected declines in values may hold true for the U.S. and Great Britain, with less impact on the rest of Europe, and of only limited relevance for Asia.

THE CURRENT GLOBAL PROPERTY SHARE VALUATIONS

The integration of the global economy has helped to retain growth despite negative effects such as record high oil prices and rising food and basic material costs. While downside risk remains with respect to home prices in both the U.S. and selected parts of Europe, much of the reduction in residential investment has already taken place. Central Bankers do not have to maintain high interest rates to cool economic activity, since credit tightening has already taken place as highly leveraged corporate and financial investors have been forced out of the market place. As a result, merger and acquisitions (M&A) have also slowed down. M&A valuation supports are not currently visable for equities. In such a context it is important to appreciate that many individual real estate stocks in the U.S., Europe and Japan have experienced declines of 20%, 30% and even greater than 40% from peak levels. Prior peak prices may have anticipated excessive growth expectations, however, current levels might already discount overly bearish scenarios. Strong economic activity in the BRIC countries (Brazil, Russia, India, China), moderate growth rates in neighboring countries, and somewhat subdued economic activity in Europe should likely sustain demand for real estate and hence, rents and prices. Outside of the U.S. and Europe, liquidity for quality real estate remains abundant and sales activity remains buoyant.

OPPORTUNITY FROM UNCERTAINTY

During 2007, the capital markets have shifted from an optimistic valuation of future appreciation to a bearish concern over prospective depreciation of real estate values. This has created an opportunity for value oriented investors to buy real estate in the stock market at a discount to what it trades for on ‘Main Street’. Stocks with the potential for income and value growth from strengthening property markets, can be acquired at significant discounts to underlying value. That value can be realized when sentiment improves over the next two to three years.

We wish to highlight a handful of stocks from the portfolio which reflect this situation, the Fund’s focus on leading or specialist property companies, and the opportunity for appreciation as well as attractive valuations.

The portfolio’s largest holding, Unibail-Rodamco is the product of the merger of French office and shopping mall developer with strong operational skills, and Rodamco, a Dutch semi-passive owner of top quality shopping malls throughout Europe. Early in the year before the merger, Unibail reached the price level of 240 Euros per share. Post merger, the shares occasionally dipped below 170 Euros during the summer. After Fund’s fiscal year end, shares averaged under 160 Euros, which we believe is very attractive. The combination of a 4.5% yield, secure long-term leases, growth enhancement potential from upgrading properties, and a meaningful discount to its underlying property valuation of 185 Euros per share, created a compelling rational to make this company Fund’s largest portfolio position.

The Fund also acquired a significant holding in
Immoeast, AG which is based in Austria. In February, the shares were trading for 12 Euros per share before collapsing to levels not seen since 2004, due to being traded alongside an unrelated Viennese property fund mired in alleged price share manipulation. Immoeast owns a portfolio broadly spread across Eastern Europe. The company owns, and develops, downtown office and retail properties through direct ventures as well as entity level investment developers. The company is headed by a very experienced eastern European property team, yet the shares trade at an estimated 35% discount to underlying property net asset value. Another company in which we have been expanding the Fund’s position is called Conwert Immobilien Invest AG. The stock fell from a high of 17.5 Euros in February to its current trading range of 10 to 12 Euros first in August and again, after October. These are levels not seen since 2003. Conwert is a specialist in high quality renovations of small to

Alpine International Real Estate Equity Fund

medium sized downtown apartments in both Austria and Germany. We believe that institutional investors who have grown cautious on highly leveraged American investment funds in German residential real estate have overlooked this specialist entrepreneur trading roughly 35% below its net asset value.

Pirelli & C Real Estate is an Italian premier property player which has become cheap with a high (5% Plus) yield, and low, single digit price to earnings multiple. This pan-European opportunity has fallen from favor since April at 60 Euros per share to 40 Euros by August and 35 by October 31. Pirelli & C has a valuable platform which provides the potential to become a premier provider of institutional property funds throughout Europe.

LONG-TERM PROSPECTS

The markets are suffering from a broad loss of investor confidence, but not yet a loss of jobs or a decline in demand, which normally occurs during to a recession. However, confidence is the oil which helps to lubricate the financial system and if the gears lock up, then the financial liquidity which fuels corporate investment and entrepreneurial activity becomes scarce and expensive. In an economy such as the U.S. where we are both a significant importer and exporter of capital, it is likely that we will not only share the burden of any slowdown, but also be supported by global capital flows. In other words, if the U.S. experiences a recession, we may negatively impact one or more closely linked countries, yet the potential downside will probably be softened by considerable investment flows, be they acquirers of assets and companies, or tourists taking advantage of the cheap dollar to see our great country.

We also believe that in an election year, even a dysfunctional government made more so by disparate ideologies can be induced to make pragmatic decisions on behalf of its constituencies.

With many positive drivers still propelling the global economy, we suspect that the markets have placed too much emphasis on a worst case scenario. The prices of many property shares have been reduced to levels which in our opinion provide an excellent entry point for opportunistic investors who believe that the potential for global growth should be sustainable over the next three to five years. We remain comfortable with the current strategy of buying shares which appear oversold after the momentum investors have moved-on, investing in what we believe are Premier property companies which are creating value, and positioning the portfolio in countries which could generate the greatest growth in value. We look forward to sharing in the potential returns from a globally diversified property securities investment strategy which balances growth, income and value without resorting to financial leverage or extensive derivatives based techniques. We thank you for your support and look forward to providing investors with an update on the portfolio in the New Year.

Sincerely,

Samuel A. Lieber
President/Portfolio Manager

The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may be greater in emerging markets and in less developed countries. Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Alpine Realty Income & Growth Fund

Value of a $10,000 Investment

$50,000

$40,000

$30,000

$20,000

$10,000

$0

Dec 29
98

Oct 31
99

Oct 31
01

Oct 31
00

Oct 31
02

Oct 31
03

Oct 31
04

Oct 31
05

Oct 31
06

Oct 31
07

$43,065

$38,222

Alpine Realty Income & Growth Fund

MSCI US REIT (USD)

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Morgan Stanley REIT (“RMS”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment advisor fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/07

	1 Year	3 Year	5 Year	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	-2.53%	14.52%	19.71%	17.96%

Morgan Stanley REIT Index	-0.29%	17.35%	22.89%	16.38%

S&P 500 Index	14.56%	13.16%	13.88%	4.18%

Lipper Real Estate Funds Average	2.34%	16.76%	22.68%	16.29%

Lipper Real Estate Fund Rank	229/284	171/215	129/150	13/88

(1) Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Realty Income & Growth Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Manufactured Housing 0.5%

Health Care  4.0%

Net Lease  4.5%

Mortgage/Finance  4.7%

Diversified  9.8%

Apartments  12.1%

Lodging  13.4%

Retail  20.4%

Office/Industrial 30.6%

1.	Simon Property Group, Inc.	5.73%
2.	Vornado Realty Trust	5.70%
3.	Boston Properties, Inc.	5.46%
4.	Alexandria Real Estate Equities, Inc.	4.85%
5.	ProLogis	4.41%
6.	General Growth Properties, Inc.	3.76%
7.	Entertainment Properties Trust	3.64%
8.	iStar Financial, Inc.	3.25%
9.	AMB Property Corp.	3.00%
10.	Kimco Realty Corp.	2.89%

*

Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

The Alpine Realty Income & Growth Fund produced a total return of -2.53% during the fiscal year ending October 31, 2007, in sharp contrast to the Fund’s three-year, five-year, and since inception annualized returns through the same period of +14.52%, +19.71%, and +17.97%, respectively, as concerns about slowing economic growth, a deteriorating housing market, and eroding confidence in global credit markets weighed on commercial real estate and caused the first negative comparable return year (-.29%) for the Morgan Stanley REIT Index (“the RMS Index”) since the November 1, 1998 through October 31, 1999 period. Net asset value per share was $25.12 as of October 31, 2007. During the fiscal period, the Fund made four quarterly income dividends aggregating $.945 as well as a long term gain distribution of $1.0541. Since its inception on December 29, 1998 through October 31, 2007, the Fund produced a cumulative total return to shareholders of +330.65%. The preceding table presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the RMS Index and the S&P 500 Index (“the S&P”).

Capital Market Influences

Conditions in the capital markets, not operating fundamentals, had the greatest impact on returns for real estate securities during the twelve-month fiscal period. As discussed in our previous semi-annual report, during late 2006 and into the first half of 2007, ample availability of inexpensive debt combined with the voracious appetite of private capital drove record levels of transactional activity and real estate investment trust (“REIT”) mergers and acquisitions. Valuations rose as a succession of real estate companies were privatized including Fund holdings Equity Office Properties, Reckson Associates Realty Corp., Sunrise Senior Living Real Estate Investment Trust, Innkeepers USA Trust, Archstone-Smith Trust, and Hilton Hotels Corp. However, the collapse of the residential subprime mortgage market, which began in February, escalated during the fiscal period, abruptly changed conditions in the debt capital markets, and shook confidence in the economy.

While the initial impact of the residential subprime credit meltdown was highlighted by mortgage intermediary bankruptcies and problems for highly leveraged investment vehicles, by mid-year it was apparent that the concept of containment was erroneous. As risk was dramatically repriced in mortgage-backed debt securities and other debt instruments, confidence in global credit markets eroded significantly and liquidity became severely constrained. By August, global intervention by central banks was necessary to stabilize the capital markets.

The first significant intervention, injection of money supply on August 9th and 10th by central banks in the U.S., Europe, Japan, Australia, and Canada, was followed in the U.S. by three separate actions by the Federal Reserve Board. On August 17th, in an unscheduled meeting, the Federal Reserve approved a 50 basis point reduction to 5.75% in the discount rate to “promote the restoration of orderly conditions in financial markets” as it acknowledged that “financial market conditions have deteriorated and tighter credit

Alpine Realty Income & Growth Fund

conditions and increased uncertainty have the potential to restrain economic growth going forward”. That rate cut was followed on September 18th by a further 50 basis point lowering of the discount rate and a 50 basis point cut in the Federal Funds rate target to 4.75%. Then at the most recent October 31st meeting another 25 basis point decrease in both rates was announced.

The central bank actions that commenced in August served to halt the summer’s downward spiral in confidence, debt spreads, and equities’ pricing. U.S. real estate indices, in particular, responded well to the Federal Reserve’s actions. The RMS Index increased +15.37% from its 2007 low on August 15th through the October 31st end of the fiscal period, after it had decreased -25.87% from its peak on February 7th. In fact, the response in equity pricing to the Fed. actions was essentially immediate. The RMS Index rose +2.49% on August 17th following the Fed.’s surprise move (and another +3.44% over the next three days), +3.23% on September 18th, and +1.76% after the 25 basis point move on October 31.

Nevertheless, despite the market’s initial embrace of the Fed’s proactive steps to increase liquidity and avoid economic declines, significant uncertainty remains regarding the stability of the debt markets and future levels of consumer confidence and corporate investment and hiring. In our opinion, too much inventory of debt remains on bank balance sheets currently, restricting capacity and limiting liquidity in the markets. Additionally, with crude oil prices rising above $90 per barrel at the end of October, just recently retreating to the high $80s, and no visible turnaround in the housing markets, only the extent of constraint on the economy seems in question, not the direction. Contributing to this uncertainty during the last several months have been third quarter reports by financial institutions, most notably by Merrill Lynch, Citigroup, Morgan Stanley, and Wachovia. These reports disclosed significant portfolio losses and served to highlight the magnitude of the subprime and highly leveraged loan problems and remind the market that the depth of the debt issues do not lend themselves to quick fixes by the Fed alone. As a result, much of the gains made in the RMS Index and the S&P after the Fed actions were given back in November as the market worried about how the debt crisis would impact future economic growth. During November, the S&P decreased -4.18% while the RMS Index declined -9.48%.

The sensitivity of the real estate sector to the current capital markets issues, in our view, stems from (i) the sector being highly financial capital intensive, (ii) uncertainty regarding valuations, and (iii) concerns of slowing earnings growth. A liquid debt market is critical for real estate refinancing and purchase and sale activity. However, transactional activity has slowed considerably as the commercial mortgage debt markets have experienced spread widening, more restrictive underwriting standards particularly with respect to loan-to-value ratios, and decreased availability of capital. Not only is cheap debt capital, which Jon Gray of Blackstone had previously referred to as the “jet fuel” for Blackstone’s aggressive merger and acquisition activity, likely a thing of the past but availability of any credit has become limited. Liquidity in the Commercial Mortgage-Backed Securities (“CMBS”) market has declined substantially with securities issuance of only $14.2 billion in September and $6.3 billion in October versus the $32.4 billion monthly average experienced during the first eight months of 2007 and the $305 billion annual pace globally of 2006. Although REIT entities, in general, have had strong balance sheets with debt-to-market capitalization levels at only 40%-50% and attractive weighted average debt costs of approximately 5.5%-6.25%, many private market buyers, particularly those requiring higher levels of debt financing, have been precluded from paying pre-debt crisis prices for assets. Indeed, while the data set for changes in capitalization rates, or required initial yields on investment, are incomplete at best, anecdotal evidence points to at least a 25-50 basis point increase in required returns for the highest quality assets and as much as 75-125 basis points for lesser quality properties. Lastly, though REIT earnings have remained relatively strong, averaging high single digits year-to-date, the impact on future earnings from a slowdown in economic growth due to housing, energy, and capital market issues remains uncertain.

Arguably, REIT stocks appear to have anticipated the minimal 10%-15% decreases in private market asset pricing that would occur from such rises in capitalization rates and some slowdown in earnings. Indeed, the RMS Index declined -22.58% from February 7th through November 30th. Nevertheless, though real estate stocks look more attractively valued than they have in the past several years, they may not move much higher until the debt markets are able to clear out inventory and create capacity for new lending and the direction of the economy becomes clearer.

Property Sector Review

During the fiscal year, the industrial warehouse property sector provided the best relative and absolute performance for the Fund. ProLogis, the Fund’s fifth largest holding at the end of the fiscal year, returned +16.70% while AMB Property Corp., the ninth largest, delivered a +15.64% total return. Both entities benefited from healthy market conditions domestically and from profitable expansion internationally. In the U.S., industrial warehouse availabilities remained relatively constant at 9.90% nationally as of the third quarter with above average market strength in trade oriented locales such as Los Angeles (7.7%), Northern New Jersey (7.2%), Houston (7.4%), Tampa (3.8%), and

Alpine Realty Income & Growth Fund

South Florida (8.3%) according to CB Richard Ellis. New construction completions of 27 million square feet in the third quarter, meanwhile, remained below the quarterly two-year average of 33 million square feet which should help maintain stability across the markets. Internationally, both ProLogis and AMB have developed very successful operating platforms and advantageous land positions which have enabled development profit margins in the mid-twenty and low-thirty percent range and significant pipelines of future activity in areas including Japan, China, and Mexico. Though we would expect margins greater than 15%-20% to be unsustainable over the long term, at this point the companies’ prospects remain promising.

In contrast to their industrial counterparts, office property companies, the Fund’s largest individual sector concentration at 23.3% of assets, delivered mixed results on average during the fiscal year with entities focused on central business district (“CBD”) locations faring better than their suburban counterparts. Boston Properties, the Fund’s third largest holding, returned +9.10% while other downtown focused companies, Douglas Emmett (+13.20%), Brookfield Properties Trust (+.89%), and SL Green Realty (+1.93%) were also able to beat the overall office sector averages. Alexandria Real Estate Equities, the Fund’s fourth largest holding, bucked the non-CBD office return trends with its distinct life-science focused strategy and returned +6.64%. However, Fund holdings focused on suburban markets, particularly those companies with significant financial or banking tenancies and/or exposure to markets with high levels of mortgage finance businesses, such as Orange County and San Diego, experienced large declines and impacted overall Fund performance. American Financial Realty Trust (“AFR”), which owns and manages office buildings and banking facilities under long term leases with financial institutions including Bank of America and Wachovia, declined -37.64% over the fiscal year based on concerns of deteriorating credit among financials. As of the date of this report, AFR has agreed to be purchased by Gramercy Capital Corp., a specialty finance REIT, for cash and stock merger consideration of $8.43 per share, +25.1% higher than AFR’s October 31st closing price but in our opinion 10-15% below current fair value for the shares. Kilroy Realty and Maguire Properties, with assets in Southern California markets which have been impacted by mortgage intermediary bankruptcies, declined -10.92% and -33.05% during the twelve month period. While Orange County office vacancies increased year-over-year to 11.5% from 7.6% at the end of the third quarter of 2006 and suburban San Diego market vacancies increased to 11.9% (vs. 9.7% at the end of 3Q 2006), we believe both Kilroy and Maguire’s shares have been oversold given the quality of their assets, development opportunities, and long term prospects for their core markets. Finally, while it is likely that current pressures on financial institutions will impact the recent extreme office rent growth in New York City, which exceeded 25% over the past twelve months, we believe the relative absence of new supply and current differentials between market rent and imbedded contract rents bode well for our New York City owning office investments, Vornado Realty Trust, SL Green, Boston Properties, and Brookfield Properties.

Apartment owning companies were unable to post positive returns during the period. The trends that we discussed in our semi-annual report of excess condominium and single family housing rental supply weighing on certain apartment markets in Florida, non-coastal California, Las Vegas, Phoenix, and Northern Virginia continued. As a result, landlords experienced diminished pricing power and worked hard to maintain occupancies as they approached the slower winter leasing season. Even in healthier markets, public companies noted some moderation in their rental growth relative to the historically strong recovery phase of the past several years due to slowing employment growth. Indeed, while year-over-year comparative revenue growth still averaged greater than +4.5% in the third quarter, investor concerns about the direction of the economy and the slowdown from the greater than 5% year-over-year pace of previous quarters impacted stock prices. While companies focused on the more supply constrained markets of the east and west coasts fared better on average than those with exposure to markets with greater competition from vacant housing units, all underperformed the overall REIT averages. Essex Property Trust (-4.62%) and Avalon Bay (-3.86%) were the only apartment holdings, separate from the Archstone-Smith privatization, that avoided double-digit negative returns with Equity Residential (-20.38%), Home Properties (-14.80%), Post Properties (-12.86%), Apartment Investment & Management (-14.48%), and UDR, Inc. (-23.21%) all dragging down overall Fund results.

Regional mall owning companies, in general, reported solid earnings results throughout the year and confident outlooks for the 2008 period and achieved above average returns for real estate stocks. During the fiscal year, total returns for the regional mall group were led by Taubman Centers (+29.90%), Simon Property Group (+11.01%), Macerich (+10.24%), and General Growth Properties (+8.23%) while CBL & Associates (-20.34%) significantly lagged. In its malls during the latest third quarter reporting period, Simon experienced sales growth of +3.6% to $491 per square foot, occupancies of 92.7%, and releasing spreads of +23% while in its very productive Chelsea outlet division, sales rose +8.0%, occupancies were an outstanding 99.6%, and releasing spreads were an impressive +31.8%. Taubman reported 3rd quarter sales growth of +6.0% and net operating income (“NOI”) growth of +9.8% while Macerich reported sales growth of +5.5% to $465 per square foot, releasing increases of +27%, and occupancies of 93.5%. General Growth’s malls produced +5.6% NOI growth, +4.5% sales increases to $461 per square foot, and releasing benefits of +26% on wholly-owned properties

Alpine Realty Income & Growth Fund

and +33% on joint venture assets yet its stock performance has recently been held back by investor concerns regarding its community and land development businesses in Nevada, Texas, and Maryland. In contrast to the “A” quality mall group, CBL’s centers produced lower sales levels of $345 per square foot and significantly lower releasing increases of +7.1% and the company forecasted NOI growth of only +1%-2% for 2007. The non-regional mall owners, Kimco and Developers Diversified, maintained healthy occupancies of 96.2% and 94.9% in their core shopping center portfolios and also achieved rent increases of +17.1% and +13.8%, respectively, as of their latest reporting periods, but for the year their stocks lagged the returns of the regional mall group. During the fiscal period, Kimco’s and Developers Diversified’s returns were -3.40% and -13.56%, respectively.

In the near term, we expect retail company stock performances to reflect on one hand investor recognition of the relative stability of these companies’ cash flow growth while on the other hand concern about slowing personal consumption. Recent October sales results of Macy’s, Nordstrom’s, The Gap, and Ann Taylor, among others, showed year-over-year declines while Wal-Mart’s sales increased only +.4%, all reflective of the toll that higher gasoline prices, lower U.S. home values, and uncertainty in the financial markets is likely having on the consumer. Holiday sales forecasts of +2%-2.5% remain at the lowest levels in five years. Nevertheless, most public company retail landlords expressed confidence that this level of near term softening in sales should not diminish retailer expansion plans meaningfully in their highly productive centers, noting that much of their 2008 leasing has already been addressed at attractive growth rates. Indeed, given multi-year timeframes for executing new store expansions, retailers thus far have resisted slowing down the expansion of their distribution despite concerns of near term economic weakness. It is our opinion that the short term impacts of a deeper or more prolonged economic slowdown should surely slow the rates of sales growth and increase the level of retailer bankruptcies relative to the minimal frequency of 2007 but it will likely be the lower productive mall owners that will feel a disproportionate impact on their occupancies and prospects.

The sector which was hit hardest by the subprime induced crisis in the capital markets was the commercial mortgage/finance group. Blanket concerns regarding liquidity, potential credit issues, and future earnings prospects have battered all companies in the sector including our holdings. iStar Financial, accounting for approximately two-thirds of our current investment in this sector, declined -28.91% during the year, while NorthStar Realty Finance and CBRE Realty Finance experienced -31.22% and -65.78% decreases. Weighing on iStar’s stock price have been market concerns regarding potential credit issues with its recent purchase of the commercial lending operations of Fremont and whether iStar will have difficulty meeting future funding requirements for its debt maturities and funding commitments. In our view, iStar’s underwriting and discounted purchase of Fremont and its ability to raise capital from tapping its largely unsecured net lease portfolio, normal portfolio repayment activity, and its recently completed convertible note offering should alleviate these concerns. With respect to CBRE Realty Finance, since the end of the fiscal year, CBRE has received a purchase offer of $8.00 per share from another public company, Arbor Realty, representing a 63.9% premium to its October 31 price. It is likely, however, that the stock prices of the commercial mortgage/finance group, along with most financial stocks, will remain volatile in the near term until conditions in the overall debt markets improve.

The lodging sector produced a particularly volatile return pattern during the fiscal period with mixed results overall. DiamondRock Hospitality and Felcor Lodging Trust led the Fund’s hotel holdings with +19.39% and +5.59% total returns, respectively, while Starwood (-4.18%), Host Hotels & Resorts (-.44%), and Sunstone Hotels (-1.02%) all had slight declines. Stock prices rose steadily through June as hotel company leveraged buyouts of Innkeepers USA, Extended Stay Hotels, and finally Hilton Hotels by Blackstone on July 3rd at $47.50 per share, a 41.92% premium to its June 30th closing price, pushed valuations in the group. We took advantage of the strength in the group both pre-and post-announcement of the Hilton transaction and reduced our holdings in Sunstone, Host Hotels, Starwood, DiamondRock, and Hospitality Properties Trust. However, the group significantly trailed overall REIT averages from early July through the end of the fiscal period as concerns about the debt and housing markets and their impact on the economy weighed on the lodging stocks. This underperformance, in particular, combined with that of the Fund’s mortgage/finance company holdings during the July through October period was chiefly responsible for the Fund’s lagging results.

On an operational basis, revenue growth for luxury and upper-upscale hotels continued at an above average historical pace, albeit showing some deceleration on a year-over-year basis, as overall demand continued to exceed new supply additions which remained muted. In fact, the latest third quarter reports by hotel entities were all generally positive with companies expressing cautious optimism for 2008. 3rd period RevPAR gains for Starwood and Marriott were +6.4% and +7.2% for their North American hotels and higher for their international properties and both companies forecast overall 2008 RevPAR growth of +6%-8% (Starwood) and +5%-7% (Marriott) with Marriott forecasting 2008 group bookings up +10% and corporate contract rates

Alpine Realty Income & Growth Fund

up +6%-8%. Apprehension about the direction of the economy, however, continues to weigh on this economically sensitive group. Despite (i) what we believe are attractive valuations (eg. Starwood currently trading for less than 11X 2008 EBITDA overall with an implied valuation of its owned hotels of less than 10X 2008 EBITDA), (ii) industrywide RevPAR forecasts for 2008 by consultants such as PricewaterhouseCoopers at +5.3% and by most upper-upscale and luxury brand hotel executives remaining at +6%-8%, and (iii) new hotel additions to be lower than the moderate forecasted levels due to a tighter credit environment, the group will likely not regain favor until recessionary concerns abate.

The flight to more defensive sectors benefited the Fund’s healthcare real estate holdings during the year. Ventas and Health Care REIT produced leading results, as investors diversified into safety and yield, and returned +15.10% and +14.18%, respectively. Each entity continued to grow their asset bases with further expansions into medical office building and assisted living property types. Omega Healthcare Investors returned +7.74. We expect health care real estate entities to benefit from investors’ continued search for safe havens and from enhanced prospects for property acquisitions following the curtailment of competition from some more highly leveraged players. Election year discussions of Medicare reimbursement cuts and health plan coverage changes may create some minor headwinds for the group as 2008 progresses.

The past twelve-month period has clearly been a transitional year for real estate equities, marked in the first half by sizeable merger and acquisition activity and in the second half by heightened volatility, an investor sentiment shift from U.S. real estate to both international opportunities and the broader equity market, and by significant levels of redemptions from domestic real estate funds. The Fund has not been immune to such factors, resulting this period in higher than normal realized long term capital gains and interest expense, as shown in the financial statements that are included herein.

As of the date of this report, there has been some minimal improvement in the alleviation of market uncertainty regarding the direction of the economy and financial markets and thereby real estate equities. It is our view that proactive rate cuts by the Federal Reserve and efforts by the Treasury Department to alleviate the alarming foreclosure situation and the commercial bank’ SIV (Structured Investment Vehicle) issues should ultimately help stem crisis concerns in the market. However, liquidity in the debt markets may only experience marginal improvement until later in 2008 as the current wave of residential mortgage resets begins to ebb. It is our expectation that over this period risk premiums and required returns for real estate assets in the private market may adjust more than they have to date, though well located “A” quality assets, particularly those in urban centers, are likely to find solid interest from foreign buyers benefiting from stronger currencies. Given the uncertainty regarding the length and depth of the current economic slowdown, we expect that we will continue to increase our investments in companies whose cash flows are supported by longer lease durations, primarily in the office, industrial, net lease, retail, and healthcare sectors while reducing somewhat our investment in the apartment and lodging sectors. We also believe interesting opportunities exist on the fixed income side and have recently been accumulating high yielding preferred stocks at significant discounts to their liquidation values. Our aim in 2008, as always, will be seeking the best risk adjusted returns for the Fund and we look forward to reporting back to you next year.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

EBITDA is earnings before interest, taxes, depreciation, and amortization, and is a measure of operating cash flow.

RevPAR: Revenue Per Available Room.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Alpine U.S. Real Estate Equity Fund

Alpine US Real Estate Equity Fund

Wilshire Real Estate Securities Index

$34,019

$27,671

Value of a $10,000 Investment

Oct 31
   97

Oct 31
    98

  $20,000

  $10,000

  $30,000

  $40,000

 $0

Oct 31
    99

Oct 31
    00

Oct 31
    01

Oct 31
    02

Oct 31
    03

Oct 31
    04

Oct 31
    05

Oct 31
    06

Oct 31
    07

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus similar investments in the Fund’s benchmark’s. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, the Lipper Real Estate Funds Average and the S&P 500 Index are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/07
	1 Year	3 Year	5 Year	10 Year	Since Inception (9/1/1993)

Alpine U.S. Real Estate Equity Fund	-0.88%	6.86%	20.17%	10.71%	14.09%

Wilshire Real Estate Securities Index	-1.19%	18.07%	24.00%	13.03%

S&P 500 Index	14.56%	13.16%	13.88%	7.10%	10.91%

Lipper Real Estate Funds Average	2.34%	16.76%	22.68%	12.54%	12.77%

Lipper Real Estate Fund Rank	170/284	209/215	124/150	47/56	6/7

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine U.S. Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Diversified 3.4%

Finance 4.8%

Retail 5.6%

Apartments 5.9%

Office 17.4%

Homebuilder 25.6%

Lodging 37.3%

1.	Champion Enterprises, Inc.	8.85%
2.	Orient-Express Hotels Ltd.-Class A	8.08%
3.	DiamondRock Hospitality Co.	7.72%
4.	Sunrise Senior Living, Inc.	6.47%
5.	Starwood Hotels & Resorts Worldwide, Inc.	6.32%
6.	Alexander’s, Inc.	6.22%
7.	Ashford Hospitality Trust	5.27%
8.	Sunstone Hotel Investors, Inc.	5.26%
9.	Maguire Properties, Inc.	4.67%
10.	Vornado Realty Trust	4.30%

*

Portfolio holdings and sector distributions are as of 10/31/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

We are pleased to present the 2007 Annual Report for The Alpine U.S. Real Estate Equity Fund. The closing net asset value (NAV) per share on October 31, 2007 was $34.97, which represents a total return of -0.88% for the 12 month period under review. Even though this was somewhat better than the Wilshire Real Estate Securities Index, the Fund lagged the Standard & Poor’s (S&P) 500 Index for the second year in a row. This reflects not only softness in REITs and real estate operating companies, but the downturn in the housing market, amplified by the subprime meltdown, which led to a -44.15% loss in the S&P Super Composite Homebuilder Index for the 12 month period. On the bright side, the S&P Super Composite Hotel Index added 11.51% for the same period, largely derived from Blackstone’s acquisition of Hilton Corp. in July.

Investment Strategy

Historically, the value orientation of this Fund has focused on (1) early cyclical expansion opportunities, (2) individual company or sector recovery situations, (3) mispriced growth opportunities, and (4) sectors of relative undervaluation. The difficult market conditions of 2007, during which uncertainty over the extent of contagion from subprime mortgages might seep through the structured finance markets to impact ‘Corporate America’ appears to be resetting the capital market pricing of real estate to levels which better reflect historic, risk adjusted yield premiums. The credit crunch has placed constraints on leveraged investors effectively resetting the playing field. Such volatility and uncertainty typically suits this Fund’s opportunistic investment program. Specific areas of the real estate market which fit the aforementioned investment focus include: (1) the new home sales market is approaching a cyclical nadir which is deeper than the 1990/91 recession. (2) Manufactured house builders have consolidated and restructured, gaining market share for when demand recovers for low priced housing. (3) The Lodging sector should continue to benefit from superior growth in demand vs. supply, even though the stock market is pricing in a downturn. (4) The market is pricing into shares the expectation of job losses sapping demand for urban offices, even though most lease terms are for five to ten years.

While our investment program incorporates elements of a contrarian position, this stems from our appraisal that the economy will weaken, but not recede. We suspect that markets have incorporated overly bearish assumptions. The greatest risks in deploying certain of these value strategies is the risk of investing too early, before values rise, or before unanticipated events create further market declines. Clearly, the risk of recession is elevated, and the timing of economic acceleration questionable, however, we believe that much of a decline is already factored into prices. Therefore, the Fund has established initial positions in select stocks which may benefit greatly from a market reappraisal of less than feared economic weakness.

Portfolio Focus

Given the relatively concentrated nature of this portfolio, the relatively few holdings facilitates developing a big picture of portfolio activity and focus. For example, in 2005 the portfolio was concentrated 55% in homebuilding stocks and 32% in lodging stocks. The downturn in housing which accelerated in Spring, 2006, led to our reduction in new housing exposure, down to 32.8% and an increase in lodging up to 43%. This trend

Alpine U.S. Real Estate Equity Fund

continued through the semi-annual reporting period in April of 2007 during which housing holdings bottomed at 20.1% and lodging exposure topped out at 44.8%. As of fiscal year end, the Fund’s exposure to homebuilders was 17.7%, although overall residential investment increased to 34.7% and lodging exposure to 41.1%. This year we have undertaken to illustrate the residential exposure in the portfolio by breaking out assisted living facilities (6.5%), U.S. homebuilders (7.2%), foreign homebuilders (10.5%) and manufactured home builders (10.4%)

The relevance of these residential distinctions is significant in terms of the underlying businesses. Assisted living facilities are essentially highly staffed, high end rental housing for an aging population. Sunrise Senior Living is regarded as a premier operator/developer in the business and we believe that historic accounting irregularities have increased the likelihood of the company’s privatization. Homebuilders in the U.S. account for 7.2% of the portfolio and these are stocks which we believe should be positioned for recovery, although we do not think home sales, inventories and prices will stabilize until 2008 at the earliest. That said, history shows that these stocks often move 12 to 18 months ahead of earnings growth potential, so we have retained a modest holding. Foreign homebuilders are represented in the portfolio by leading Brazilian and Mexican builders which are exposed to a very favorable housing environment in their local markets. Hence, we think their earnings growth potential is significant. Manufactured homes are also a substantial portion of the residential allocation with a 10.4% position. Both Champion Enterprises and Fleetwood Enterprises have streamlined and reconstituted their businesses to cope with a sector which has been consolidating for more than five years. We believe the sector has been right-sized following an excessive expansion of the 1990’s which was fueled by historic levels of Wall Street financing (deja vu?). We believe these survivors are well positioned to expand market share in a low priced housing environment. We believe it is important to highlight that the Fund’s focus on residential developers, which is much broader than appears on the surface.

Lodging is the other large component of the portfolio. We think the market misunderstands the opportunity for growth in the sector and is mispricing the stocks accordingly. Large global brands, such as Marriott International and Starwood Hotels and Resorts, are relatively asset light in that most of the revenues do not come from properties which are owned by the companies, rather they receive fees from the management, franchising, reservation systems, and promotion of the brands (in industry parlance, the flags) under which the hotels are operated. These companies are also the source of new supply, and thus in a declining demand market, they can slow supply as well as steer demand to specific cities. In other words, if there is a slowdown in demand for hotels, the pipeline of new rooms can also adjust. Another overlooked factor worth noting is that the decline in the dollar, which might be further acerbated by a recession in the U.S., has led to a significant growth in tourism throughout much of America. Alpine believes that the revenue growth for hotels will surprise on the upside.

The fourth value focus for the portfolio is on the office sector in large coastal cities. This constitutes 19.1% of the portfolio. We have bifurcated the portfolio with first high quality, conservatively funded companies such as Boston Properties, Vornado, and Kilroy Realty which we believe should be able to sustain their occupancies and take advantage of dislocations in the marketplace. Alexandria Real Estate is a niche developer of office/lab space for biotech and pharma firms, principally along both coasts. These quality companies which are now trading at reasonable valuations have been augmented by recent investments in American Financial Realty and Maguire Properties which are both over-leveraged,. We believe this has created pressure for merger and acquisition (M&A) opportunities, to restructure these companies. In fact, American Financial Realty Trust accepted a takeover proposal from Gramercy Capital and SL Green in New York on November 5th.

Other M&A activity during the year included the takeover of Hilton Hotels by Blackstone this past July, as well as the situation evolving around Orient-Express Hotels which has received expressions of interest in mergers from the Taj Group in India and Jumeira from Dubai. This level of activity suggests that quality real estate has not deteriorated significantly in value nor in its appeal. Alpine believes that the elimination of most leveraged buyers from the marketplace has in fact created new opportunities for publicly traded real estate companies which historically utilize less leverage in more conservative investment strategies. This, instead of private equity firms buying public companies, we may see a resurgence of public-to-public company M&A.

Short-Term Sub-Prime Confidence

Even though valuations currently appear to be favorable for long-term investment, the short-term environment is decidedly difficult. Clearly we underestimated the degree to which the subprime mortgage market collapse would spread and threaten contagion throughout the financial markets. For example, the Citibank Macro Risk Index (MRI Index) which averages the yield spreads relative to government bonds traded by market participants in the sovereign debt swap and foreign exchange markets reveals that investor confidence, as measured by the index rose from historic low levels just this past January to match historic highs on August 16th. Those peak levels were last seen at the culmination of the near collapse of Long-Term Capital Management in 1998! Thus, in seven months the market’s appetite for risk swung from minimal concern to great aversion. After a bit of moderation in early Fall, we now find ourselves in December at similar high levels of concern as measured back in August by the aforementioned MRI Index. When we were writing the semi-annual last Spring, the market had only a moderate risk aversion based on such measures.

Alpine U.S. Real Estate Equity Fund

The Storm In Housing Spreads

We are approaching the beginning of 2008 when many so called 2/28 and 3/27 mortgages adjust from the low teaser rates of the first two or three years to full tariff, to potentially as high as LIBOR (London Interbank Borrowing Rate) plus 600 basis points (approximately 11%) interest rates. The pain of 2 million homeowners being economically crippled or forced from their homes is individually tragic, yet the impact could be much greater for the U.S. economy if this swamps communities with ‘For Sale’ signs, lowering home prices, property tax revenues, and perhaps, consumer spending slows.

Wall Street cleverly created pools of subprime mortgages which were repackaged into mortgage backed securities (MBS) and collateralized debt obligations (CDO’s) to provide the underpinning cash flows of structured finance products which offered enhanced yields for investors. The accuracy and reliability of ratings provided by Moody’s, Standard & Poor’s and Fitch have been cast into doubt because they opined on the credit worthiness of many of the mortgage backed securities (MBS) and collateralized debt obligations (DCO’s) at the time when they were issued and sold. Today, the threat of rising defaults and, hence, foreclosure sales at 50 to 75 cents on the dollar has created great uncertainty of future MBS and CDO cash flows. Thus, the price or yield premium which the markets now demand has increased dramatically since the beginning of the year when uncertainty was not in prices. The subprime market has become the proverbial “stick” which broke the “camel’s back” of structured finance. Investor confidence has been shaken and the cost of capital has increased as a result.

Commercial Property Prices

The impact on commercial real estate has been to eliminate aggressive borrowers who pushed prices higher. Prices for premier property will probably hold within 5% to 10% of peak levels. However, generic property could fall more. Lower quality assets may decline by 20% or more given a dearth of financial buyers. Since public property companies typically use moderate amounts of leverage, they should be increasingly competitive in such an environment

Long-Term Prospects

The markets are suffering from a broad loss of investor confidence, but not a loss of jobs or a decline in demand, which normally occurs during to a recession. However, confidence is the oil which helps to lubricate the financial system and if the gears lock up, then the financial liquidity which fuels corporate investment and entrepreneurial activity becomes scarce and expensive. In an economy such as the U.S. where we are both a significant importer and exporter of capital, it is likely that we will not only share the burden of any slowdown, but also be supported by global capital flows. In other words, if the U.S. experiences a recession, we may negatively impact one or more closely linked countries, yet the potential downside will probably be softened by considerable investment flows, be they acquirers of assets and companies, or tourists taking advantage of the cheap dollar to see our great country. We also believe that in an election year, even a dysfunctional government made more so by disparate ideologies can be induced to make pragmatic decisions on behalf of its constituencies.

With many positive drivers still propelling the global economy, we suspect that the markets have placed too much emphasis on a worst case scenario. The prices of many property shares have been reduced to levels which in our opinion provide an excellent entry point for opportunistic investors who believe that the potential for global growth should be sustainable over the next three to five years. We remain comfortable with the current strategy of buying shares which appear oversold after the momentum investors have moved-on, investing in leading and specialist property companies which are creating value, and positioning the portfolio in ways that could generate the greatest growth in value. We look forward to sharing in the potential returns from this value focused property securities investment strategy. We thank you for your support and look forward to providing investors with an update on the portfolio in the New Year.

Sincerely,

Samuel Lieber
President/Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified mutual funds. Alpine advocates the use of sector funds as part of an integrated investment strategy.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Standard & Poors Supercomposite Homebuilding Index: A market capitalization weighted performance index of publicly traded homebuilding companies.

Standard & Poors Supercomposite Hotel Index: A market capitalization weighted performance index of publicly traded hotel companies.

Alpine U.S. Real Estate Equity Fund

Schedule of Investments
October 31, 2007

Shares	Security Description	Value

Real Estate Investment Trusts—48.9%
Lodging—18.3%
795,791	Ashford Hospitality Trust	$7,830,583
599,200	DiamondRock Hospitality Co.	11,480,672
281,000	Sunstone Hotel Investors, Inc.	7,814,610

		27,125,865

Mortgage & Finance—5.3%
380,000	CBRE Realty Finance, Inc.	1,854,400
195,500	iStar Financial, Inc.	5,964,705

		7,819,105

Office—Industrial Buildings—19.1%
40,000	Alexandria Real Estate Equities, Inc.	4,125,600
190,000	American Financial Realty Trust	1,280,600
50,000	Boston Properties, Inc.	5,417,000
65,900	Kilroy Realty Corp.	4,286,136
254,500	Maguire Properties, Inc.	6,935,125
57,200	Vornado Realty Trust	6,390,384

		28,434,845

Retail—6.2%
23,000	Alexander’s, Inc. (a)	9,244,850

	Total Real Estate Investment Trusts	72,624,665

Common Stocks—61.3%
Diversifed—3.8%
7,500	Cyrela Commercial Properties S A—GDR (a)	231,937
15,000	Cyrela Commercial Properties S A—GDR (a)(c)	463,874
143,940	Verde Realty (a)(b)	4,893,960

		5,589,771

Lodging—22.8%
254,502	Great Wolf Resorts, Inc. (a)	$3,323,796
867,360	Interstate Hotels & Resorts, Inc. (a)	4,284,758
120,000	Marriott International, Inc.— Class A	4,933,200
185,300	Orient-Express Hotels Ltd.— Class A	12,007,440
165,200	Starwood Hotels & Resorts Worldwide, Inc.	9,393,272

		33,942,466

Residential: Assisted Living—6.5%
260,000	Sunrise Senior Living, Inc. (a)	9,620,000

Shares	Security Description	Value

Common Stocks—continued
Residential: Homebuilders—17.8%
7,500	Cyrela Brazil Realty S.A ADR	2,558,200
15,000	Cyrela Brazil Realty S.A.—GDR (c)	5,116,399
50,900	Desarrolladora Homex S.A. de C.V.—ADR (a)	2,876,359
162,000	Gafisa S A—ADR (a)	5,776,920
124,800	KB Home	3,449,472
75,233	M.D.C. Holdings, Inc.	3,047,689
23,300	Orleans Homebuilders, Inc.	159,838
349,300	Standard Pacific Corp.	1,676,640
78,000	Toll Brothers, Inc. (a)	1,786,980

		26,448,497

Residential: Manufactured Homes—10.4%
1,109,900	Champion Enterprises, Inc. (a)	13,163,414
260,800	Fleetwood Enterprises, Inc. (a)	2,347,200

		15,510,614

	Total Common Stocks	91,111,348

Short-Term Investments—0.0%
392	Fidelity Institutional Government Portfolio	392

	Total Short-Term Investments	392

	Total Investments (Cost $150,533,580)—110.2%	163,736,405

	Liabilities in Excess of Other Assets—(10.2)%	(15,105,239)

	TOTAL NET ASSETS—100.0%	$148,631,166

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

GDR Global Depository Receipt

(a) Non Income Producing

(b) Security fair valued in accordance with procedures approved by the Board of Trustees.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Alpine Realty Income & Growth Fund

Schedule of Investments
October 31, 2007

Shares	Security Description	Value

Real Estate Investment Trusts—95.8%
Apartments—12.4%
121,500	Apartment Investment & Management Co.—Class A	$5,677,695
40,650	AvalonBay Communities, Inc.	4,985,722
210,900	BRE Properties, Inc.	11,557,320
19,900	Camden Property Trust	1,240,765
245,100	Equity Residential	10,240,278
76,300	Essex Property Trust, Inc.	9,417,709
157,300	Home Properties, Inc.	8,088,366
19,777	Mid-America Apartment Communities, Inc.	1,028,404
118,800	Post Properties, Inc.	4,870,800
372,100	UDR, Inc.	8,833,654

		65,940,713

Diversifed—9.9%
414,800	Crombie Real Estate Investment Trust (c)	5,510,761
15,000	Crombie Real Estate Investment Trust	199,280
555,230	Segro Plc	5,391,479
87,200	Washington Real Estate Investment Trust	3,071,184
236,364	Verde Realty (a)(b)	8,036,376
271,600	Vornado Realty Trust	30,343,152

		52,552,232

Health Care—3.9%
68,000	Health Care REIT, Inc.	3,011,720
566,600	Omega Healthcare Investors, Inc.	9,479,218
201,400	Ventas, Inc.	8,638,046

		21,128,984

Lodging—9.3%
766,559	DiamondRock Hospitality Co.	14,687,271
617,800	FelCor Lodging Trust, Inc.	12,936,732
70,550	Hospitality Properties Trust	2,793,780
448,638	Host Hotels & Resorts, Inc.	9,941,818
331,600	Sunstone Hotel Investors, Inc.	9,221,796

		49,581,397

Manufactured Housing—0.5%
86,700	Sun Communities, Inc.	2,644,350

Mortgage & Finance—4.1%
522,762	CBRE Realty Finance, Inc.	2,551,079
567,296	iStar Financial, Inc.	17,308,201
200,481	NorthStar Realty Finance Corp.	1,874,497

		21,733,777

Net Lease—4.6%
554,000	Capital Lease Funding, Inc.	5,185,440
353,089	Entertainment Properties Trust	19,373,993

		24,559,433

Office—Industrial Buildings—30.0%
250,428	Alexandria Real Estate Equities, Inc.	25,829,144
244,400	AMB Property Corp.	15,971,540
818,000	American Financial Realty Trust	5,513,320
268,500	Boston Properties, Inc.	29,089,290
26,316	Brandywine Realty Trust	680,795
131,100	Corporate Office Properties Trust	5,418,363
259,591	Douglas Emmett, Inc.	6,829,839
143,700	Dupont Fabros Technology Inc (a)	3,086,676
86,700	First Potomac Realty Trust	1,812,030

Shares	Security Description	Value

Real Estate Investment Trusts—continued
62,443	Highwoods Properties, Inc.	$2,245,451
180,300	Kilroy Realty Corp.	11,726,712
234,900	Mack-Cali Realty Corp.	9,299,691
280,500	Maguire Properties, Inc.	7,643,625
327,600	ProLogis	23,502,024
91,711	SL Green Realty Corp.	11,065,849

		159,714,349

Retail Centers—21.1%
190,400	CBL & Associates Properties, Inc.	6,304,144
305,243	Developers Diversified Realty Corp.	15,384,247
368,200	General Growth Properties, Inc.	20,015,352
370,800	Kimco Realty Corp.	15,395,616
176,800	The Macerich Co.	15,153,528
292,800	Simon Property Group, Inc.	30,483,408
160,618	Taubman Centers, Inc.	9,455,582

		112,191,877

	Total Real Estate Investment Trusts	510,047,112

Common Stocks—4.7%
Diversifed—0.2%
21,700	Forest City Enterprises, Inc.	1,235,164

Lodging—3.6%
97,200	Marriott International, Inc.— Class A	3,995,892
265,000	Starwood Hotels & Resorts Worldwide, Inc.	15,067,900

		19,063,792

Office—Industrial Buildings—0.9%
194,300	Brookfield Properties Co.	4,851,671

	Total Common Stocks	25,150,627

Preferred Stocks—2.8%
Apartments—0.2%
36,000	Apartment Investment & Management Co., Series T, 8.000%	889,560

Health Care—0.2%
38,400	Omega Healthcare Investors, Inc., Series D, 8.375%	967,680

Lodging—0.9%
195,800	FelCor Lodging Trust, Inc. Series C, 8.000%	4,160,750
37,000	Hospitality Properties Trust Series C, 7.000%	808,080

		4,968,830

Mortgage & Finance—0.8%
27,800	Anthracite Capital, Inc. Series C, 9.375%	539,320
189,400	NorthStar Realty Finance Corp., Series B, 8.250%	3,589,130

		4,128,450

Office—Industrial Buildings—0.7%
36,700	Digital Realty Trust, Inc. Series A, 8.500%	927,409
247,300	Prime Group Realty Trust, Series B, 9.000%	3,056,628

		3,984,037

	Total Preferred Stocks	14,938,557

See notes to financial statements.

Alpine Realty Income & Growth Fund

Schedule of Investments—Continued
October 31, 2007

Shares	Security Description	Value

Short Term Investments—0.0%
669	Fidelity Institutional Government Portfolio	$669
10,676	Milestone Funds Treasury Obligations Portfolio	10,676

		11,345

	Total Short Term Investments	11,345

Shares	Security Description	Value

	Total Investments (Cost $387,357,794)—103.3%	$550,147,641
	Liabilities in Excess of Other Assets—(3.3)%	(17,704,907)

	TOTAL NET ASSETS—100.0%	$532,442,734

Percentages are stated as a percent of net assets.

(a)	Non Income Producing

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments
October 31, 2007

Shares	Security Description	Value

Common Stocks—91.5%
Asia—36.5%
China—2.5%
4,210,000	China Central Properties Ltd. (a)	$8,469,372
6,672,000	Greentown China Holdings	14,170,010
6,803,000	Hopson Development	26,157,789
4,030,200	Shimao Property Holdings, Ltd.	14,222,247

		63,019,418

Hong Kong—7.9%
8,035,000	The Hongkong & Shanghai Hotels, Ltd.	14,804,658
12,237,000	Kowloon Development Co., Ltd.	37,894,003
25,901,200	Midland Holdings, Ltd.	31,681,994
10,112,000	New World Development Company Ltd.	36,075,843
610,000	Polytec Asset Holdings, Ltd.	188,897
3,990,000	Shangri-La Asia, Ltd.	12,664,624
11,725,800	Sino Land Co., Ltd.	36,386,631
5,522,000	Wharf Holdings Ltd.	32,988,433

		202,685,083

India—3.5%
2,239,432	Hirco PLC (a)	17,554,860
1,467,000	Ishaan Real Estate PLC (a)	3,233,360
2,000,000	South Asian Real Estate Ltd. Private Placement (a)(b)	13,386,564
8,046,800	Trinity Capital PLC (a)	14,693,822
7,218,239	Unitech Corporate Parks (a)	16,022,020
1,480,300	Yatra Capital Ltd. (a)	23,372,594

		88,263,220

Japan—14.7%
723,440	Aeon Mall Co., Ltd.	18,687,221
5,541	Creed Corporation	16,474,347
106,100	Daito Trust Construction Co., Ltd.	4,874,355
587,000	GOLDCREST Co., Ltd.	27,628,917
6,275,000	HASEKO Corp. (a)	14,957,960
974,750	Japan General Estate Co., Ltd.	18,461,654
13,426	K.K. DaVinci Advisors (a)	13,732,657
11,808	Kenedix, Inc.	25,588,350
590,000	Mitsubishi Estate Co., Ltd.	17,490,573
910,000	Mitsui Fudosan Co., Ltd.	24,926,104
936,500	Nomura Real Estate Holdings	26,869,631
18,762	Pacific Management Corp.	27,484,748
5,790	Secured Capital Japan Co., Ltd.	11,242,231
790,000	Star Asia Finance Ltd. (b)(c)	7,307,500
11,000	Sumitomo Real Estate Sales	791,401
1,750,300	Sumitomo Realty & Development Co., Ltd.	61,142,539
151,600	Tachihi Enterprise Co., Ltd.	8,344,472
1,896,100	Tokyo Tatemono Co.	24,143,986
1,467,000	Urban Corp.	25,305,162

		375,453,808

Malaysia—0.8%
5,606,000	Aseana Properties Ltd (a)	5,872,285
7,024,900	Landmarks Berhad	7,330,331
5,040,000	Resorts World Berhad	5,803,178
1,228,000	SP Setia Berhad	2,872,084

		21,877,878

Shares	Security Description	Value

Common Stocks—continued
Asia—continued
Philippines—0.4%
1,285,900	Ayala Land, Inc.	$441,587
14,244,000	SM Development Corp.	1,451,140
21,827,309	SM Prime Holdings Inc.	5,996,513
23,011,000	Vista Land & Lifescapes, Inc. (a)	2,897,447

		10,786,687

Singapore—4.4%
5,151,425	Ascendas Real Estate Investment Trust	9,221,863
16,881,000	Banyan Tree Holdings, Ltd.	24,502,419
6,872,900	Cambridge Industrial Trust	3,467,803
16,654,400	CapitaCommercial Trust	30,965,120
2,184,400	City Developments, Ltd.	23,855,073
24,549,200	Macquarie MEAG Prime REIT	20,361,515
293,000	Mandarin Oriental	729,570

		113,103,363

Thailand—2.0%
21,210,000	Amata Corporation Public Company Ltd.	10,609,681
1,965,000	Amata Corporation Public Company Ltd.—NVDR	982,934
9,342,300	Central Pattana Public Company Ltd.	7,078,541
10,000,000	CPN Retail Growth Property Fund	2,868,913
21,743,600	The Erawan Group Public Company, Ltd.	2,584,792
99,767,300	Hemaraj Land & Development Public Company Ltd.	4,256,660
4,176,000	Land and Houses Public Company Ltd.—Foreign	909,295
25,324,000	Land and Houses Public Company Ltd.—NVDR	5,514,127
1,932,400	LPN Development Public Company Ltd.—Foreign	486,156
26,255,066	Minor International Public Company Ltd.	13,751,366
13,179,100	Quality House Public Company Ltd.	694,147
4,040,000	Saha Pathana Inter-Holding Public Company Ltd.	2,419,126

		52,155,738

Turkey—0.1%
1,400,000	The Ottoman Fund, Ltd. (a)	2,692,700

United Arab Emirates—0.2%
451,111	Kingdom Hotel Investments— GDR (a)	3,653,999

	Total Asia	933,691,894

Europe—32.9%
Austria—2.4%
1,129,650	Conwert Immobilien (a)	21,370,651
2,917,185	Immoeast Immobilien (a)	35,495,551
298,100	IMMOFINANZ Immobilien Anlagen AG	3,540,842

		60,407,044

See notes to financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments—Continued
October 31, 2007

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
Finland—0.8%
2,132,528	Citycon OYJ	$13,900,740
442,256	Sponda OYJ	6,060,320

		19,961,060

France—7.6%
313,497	Accor SA	29,912,432
50,200	Affine	3,163,178
281,353	Club Mediterranee SA (a)	18,890,000
89,000	Eurosic	5,094,923
402,228	Kaufman & Broad SA	22,897,893
279,706	Nexity	18,593,045
102,782	Pierre & Vacances	13,496,325
117,285	Societe Immobiliere de Location pour l’Industrie et le Commerce	18,117,292
252,153	Unibail	62,684,867

		192,849,955

Germany—3.6%
451,225	Colonia Real Estate AG (a)	13,503,743
14,610,263	Dawnay Day Treveria PLC	18,465,205
595,384	DIC Asset AG	20,232,793
349,620	Eurocastle Investment, Ltd.	11,096,073
1,574,447	Patrizia Immobilien AG	21,004,790
5,840,000	Dawnay Day Sirius Ltd.	7,190,555

		91,493,159

Greece—0.4%
126,400	GEK Group Of Cos. SA	2,526,719
597,168	J&P - Avax SA	6,747,172
1,122,975	Technical Olympic SA	2,000,810

		11,274,701

Hungary—0.1%
1,592,938	Dawnay Day Carpathian PLC (a)	3,303,923

Italy—1.1%
1,970,610	Immobiliare Grande Distribuz	7,700,037
319,931	Pirelli & Co Real Estate	15,816,970
726,496	Risanamento S.p.A.	5,367,030

		28,884,037

Norway—3.3%
2,331,200	Block Watne Gruppen ASA	16,462,786
3,660,295	Norwegian Property ASA	45,695,715
3,341,500	Scandanavian Property (a)	23,037,099

		85,195,600

Poland—1.3%
4,402,500	Engel East Europe NV	7,323,311
111,233	Orco Property Group	17,553,014
3,185,000	Nanette Real Estate Group NV	7,781,538

		32,657,863

Russia—1.6%
768,100	Mirland Development Corp. (a)	9,454,914
975,864	Pik Group—GDR (a)(c)	26,592,294
392,200	AFI Development PLC—GDR (a)	4,078,880

		40,126,088

Spain—0.7%
68,300	Fomento de Construcciones y Contratas S.A.	5,946,013
1,222,000	Realia Business S.A.	11,505,758

		17,451,771

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
Sweden—2.3%
1,802,944	JM AB	$39,949,995
1,356,700	Rezidor Hotel Group AB	10,839,418
428,200	Skanska AB	8,460,119

		59,249,532

United Kingdom—7.7%
490,800	British Land Co.	11,062,466
453,700	Capital & Regional	6,410,271
881,300	Great Portland Estates PLC	10,472,687
1,081,000	Hammerson PLC	24,994,739
1,387,221	Helical Bar PLC	12,734,869
1,596,300	Intercontinental Hotels Group	37,174,973
5,549,227	Minerva (a)	21,028,978
250,000	Persimmon PLC	5,452,977
10,945,162	Regus Group PLC	24,977,263
2,261,169	Segro PLC	21,956,749
1,436,814	Shaftesbury PLC	16,805,104
43,000	St. Modwen Properties PLC	438,557
406,300	Taylor Wimpey PLC	2,090,933

		195,600,566

	Total Europe	838,455,299

North & South America—22.1%
Argentina—0.3%
426,321	IRSA Inversiones y Representaciones S.A.— ADR (a)	7,614,093

Brazil—12.3%
730,525	Abyara Planejamento Imobilia S.A.	12,578,884
5,591,300	Agra Empreendimentos Imobilia (a)	48,138,197
1,045,500	Brascan Residential Properties S.A.	8,336,694
22,080	Brasil Brokers Participacoes (a)	14,034,033
771,350	Company S.A.	18,893,206
2,208,800	Construtora Tenda S.A. (a)	11,090,903
2,843,255	Cyrela Brazil Real S.A.	49,450,770
2,066,040	Cyrela Commercial Properties (a)	16,354,981
305,900	Gafisa S.A. - ADR (a)	10,908,394
467,300	Gafisa S.A.	8,348,838
1,000,000	General Shopping Brasil S.A. (a)	8,661,486
738,700	Iguatemi Emp De Shopping	12,591,598
1,490,100	JHSF Participacoes S.A. (a)	7,060,249
1,721,600	Klabin Segall S.A.	17,786,501
353,100	MRV Engenharia (a)	7,344,986
940,000	Multiplan Empreendimentos (a)	13,953,486
441,900	PDG Realty S.A.	6,766,446
1,439,700	Rodobens Negocios Imobiliarios S/A	18,301,447
795,600	Sao Carlos Empreendimentos (a)	9,562,003
200,000	SLC Agricola S.A. (a)	1,895,242
1,946,000	Tecnisa S.A.	12,739,826

		314,798,170

Canada—1.0%
150,100	ClubLink Corporation	1,693,819
386,000	Crombie Real Estate Investment Trust (c)	5,128,143
400,000	Killam Properties, Inc. (c)	3,726,248
282,225	Killam Properties, Inc.	2,629,101

See notes to financial statements.

Alpine International Real Estate Equity Fund

Schedule of Investments—Continued
October 31, 2007

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
Canada—continued
133,000	Lakeview Hotel Real Estate Investment Trust (c)	$506,854
683,500	Lakeview Hotel Real Estate Investment Trust	2,604,774
91,700	Mainstreet Equity Corp. (a)	1,548,314
300,000	Mainstreet Equity Corp. (a)(c)	5,065,368
252,700	Parkbridge Lifestyles Communities, Inc. (a)	1,685,291

		24,587,912

Mexico—2.4%
3,084,800	Corporacion GEO S.A. de C.V. (a)	11,375,788
426,100	Desarrolladora Homex S A de C.V. Sponsored—ADR (a)	24,078,911
366,383	Empresas ICA S.A.B. de C.V. (a)	2,552,053
9,835,400	Impulosra del Desarrollo Empleo en America Latina S.A. de C.V. (a)	15,256,977
2,339,310	Urbi Desarrollos Urbanos SA de C.V (a)	9,085,189

		62,348,918

United States—6.1%
28,550	Alexander’s, Inc. (a)	11,475,672
870,500	Marriott International, Inc.— Class A	35,786,255
870,100	Orient-Express Hotels Ltd.— Class A	56,382,480
419,900	Starwood Hotels & Resorts Worldwide, Inc.	23,875,514
406,700	Sunrise Senior Living, Inc. (a)	15,047,900
356,060	Verde Realty (a)(b)	12,106,040

		154,673,861

	Total North & South America	564,022,954

	Total Common Stocks	2,336,170,147

Shares	Security Description	Value

Warrants—0.0%
5,435,900	The Erawan Group Public Company Ltd. (a) Expiration: December, 2007, Excercise Price: 2.15 TB (Acquired 1/2001—4/2005, Cost $0) (a)	$147,154
1,366,666	Minor International Public Company Ltd. Expiration: March, 2008, Excercise Price: 6.00 TB (Acquired 12/2004—1/2006, Cost $0) (a)	478,544

	Total Warrants	625,698

Short-Term Investments—9.3%
144,100,000	Alpine Municipal Money Market Fund	144,100,000
93,190,638	Fidelity Institutional Government Portfolio	93,190,638

	Total Short-Term Investments	237,290,638

	Total Investments (Cost $2,209,542,744)—100.8%	2,574,086,483
	Liabilities in Excess of Other Assets—(0.8)%	(19,952,507)

	TOTAL NET ASSETS—100.0%	$2,554,133,976

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

GDR	Global Depository Receipt

NVDR	New Vehicle Delivery Receipt

(a)	Non Income Producing

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2007

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

ASSETS:
Investments, at value (1)	$163,736,405	$550,147,641	$2,574,086,483
Cash	—	—	9,631,728
Deposit at brokers for swaps	—	—	10,441,536
Unrealized appreciation on swaps	—	—	246,100
Dividends and interest receivable	5,884	385,123	2,323,573
Receivable for capital shares issued	11,860	784,885	16,419,744
Receivable for investment securities sold	12,477,895	—	12,634,214
Deposit at brokers for short sales	—	57,528	—
Prepaid expenses and other assets	22,261	25,056	108,672

Total assets	176,254,305	551,400,233	2,625,892,050

LIABILITIES:
Payable for investment securities purchased	1,346,088	—	65,208,873
Payable for capital shares redeemed	139,219	1,357,077	3,969,942
Accrued expenses and other liabilities:
Investment advisory fees	130,062	503,357	2,027,342
Line of credit	25,872,000	16,732,000	—
Other	135,770	365,065	551,917

Total liabilities	27,623,139	18,957,499	71,758,074

Net Assets	$148,631,166	$532,442,734	$2,554,133,976

Net assets represented by:
Capital Stock	$143,110,062	$338,064,714	$2,071,497,367
Accumulated undistributed net investment income	—	—	7,901,419
Accumulated net realized gains (losses) from investments, short sales, swaps and foreign currencies	(7,681,721)	31,555,311	109,919,347
Net unrealized appreciation (depreciation) on:
Investments	13,202,825	162,789,847	364,543,739
Foreign currency translation	—	32,862	26,004
Swaps	—	—	246,100

Net Assets	$148,631,166	$532,442,734	$2,554,133,976

Net asset value
Class Y Shares
Net assets	$148,631,166	$532,442,734	$2,554,133,976
Shares of beneficial interest issued and outstanding	4,250,804	21,199,627	53,677,259
Net asset value, offering price and redemption price per share	$34.97	$25.12	$47.58

(1) Cost of Investments	$150,533,580	$387,357,794	$2,209,542,744

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2007

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

INVESTMENT INCOME:
Interest income	$7,392	$1,056,571	$8,897,517
Dividend income*	4,151,507	35,055,418	27,010,050

Total investment income	4,158,899	36,111,989	35,907,567

EXPENSES:
Investment advisory fees	2,080,378	7,723,391	16,178,517
Administration fees	67,827	296,093	574,953
Fund accounting fees	56,204	153,425	294,401
Audit fees	22,917	26,617	27,929
Custodian fees	15,179	64,565	126,208
Interest expense	811,833	1,050,598	—
Legal fees	5,100	16,222	29,176
Registration and filing fees	32,066	51,255	176,773
Printing fees	103,861	239,025	318,178
Transfer agent fees	73,106	310,078	610,664
Trustee fees	1,426	8,018	16,715
Other fees	10,147	19,979	42,124
Dividends on short positions	—	95,472	—

Net expenses	3,280,044	10,054,738	18,395,638

Net investment income	878,855	26,057,251	17,511,929

REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Long transactions	(7,581,703)	45,708,296	116,778,640
Short transactions	—	2,587,576	—
Foreign currency translation	—	(24,796)	(4,315,686)
Option contracts expired or closed	—	—	(31,664)
Swaps	—	—	(15,025)

Net realized gain (loss)	(7,581,703)	48,271,076	112,416,265

Change in unrealized appreciation (depreciation) on:
Investments	10,341,922	(92,593,027)	203,590,747
Foreign currency translation	—	(702)	30,100
Swaps	—	—	246,100

Net change in unrealized appreciation (depreciation)	10,341,922	(92,593,729)	203,866,947

Net realized and unrealized gain (loss) on investments	2,760,219	(44,322,653)	316,283,212

Change in net assets resulting from operations	$3,639,074	$(18,265,402)	$333,795,141

* Net of foreign taxes withheld	$1,600	$186,652	$2,474,984

See notes to financial statements.

Alpine Mutual Funds

Statement of Cash Flows
For the year ended October 31, 2007

U.S. Real Estate Equity Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,639,074
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(127,327,872)
Proceeds from sale of investments	233,814,537
Decrease in dividends and interest receivable	6,001
Increase in prepaid expenses and other assets	(4,243)
Decrease in accrued expenses and other liabilities	(276,683)
Unrealized appreciation on securities	(10,341,922)
Net realized loss from investments	7,581,703

Net cash provided by operating activities	107,090,595

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in loan payable	7,082,000
Proceeds from shares sold	26,749,325
Payment on fund shares redeemed	(139,525,948)
Cash distributions paid to shareholders	(1,395,972)

Net cash used in financing activities	(107,090,595)

Net change in cash	—

CASH:
Beginning Balance	—

Ending Balance	—

Supplemental disclosure of cash flows information:

During the year ended October 31, 2007, the Alpine U.S. Real Estate Equity Fund paid cash of $806,682 in interest.

Noncash financing activities not included herein consists of reinvestment of dividends and distributions of $19,418,121

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income (loss)	$878,855	$(1,572,792)
Net realized gain (loss) on:
Investments	(7,581,703)	44,331,208
Change in unrealized appreciation (depreciation) on:
Investments	10,341,922	(34,237,263)

Change in net assets resulting from operations	3,639,074	8,521,153

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(340,827)	(323,489)
From net realized gain on investments	(20,236,935)	(20,329,093)
From tax return of capital	(236,331)	—

Change in net assets resulting from distributions to shareholders	(20,814,093)	(20,652,582)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,526,809	110,289,701
Dividends reinvested	19,418,121	19,264,323
Redemption fees	112,871	13,047
Cost of shares redeemed	(139,665,167)	(404,670,372)

Change in net assets resulting from capital share transactions	(103,607,366)	(275,103,301)

Total change in net assets	(120,782,385)	(287,234,730)

NET ASSETS:
Beginning of year	269,413,551	556,648,281

End of year*	$148,631,166	$269,413,551

* Including accumulated undistributed net investment income of:	$—	$—

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Realty Income & Growth Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income	$26,057,251	$19,607,798
Net realized gain (loss) on:
Long transactions	45,708,296	39,188,878
Short transactions	2,587,576	(333,113)
Foreign currency translation	(24,796)	(40,421)
Change in unrealized appreciation (depreciation) on:
Investments	(92,593,027)	148,885,120
Foreign currency translation	(702)	33,894

Change in net assets resulting from operations	(18,265,402)	207,342,156

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(26,816,304)	(26,050,381)
From net realized gain on investments	(32,384,501)	(8,681,262)

Change in net assets resulting from distributions to shareholders	(59,200,805)	(34,731,643)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	203,585,280	264,715,661
Dividends reinvested	55,127,983	32,136,947
Redemption fees	114,397	42,393
Cost of shares redeemed	(498,993,823)	(260,654,193)

Change in net assets resulting from capital share transactions	(240,166,163)	36,240,808

Total change in net assets	(317,632,370)	208,851,321

NET ASSETS:
Beginning of period	850,075,104	641,223,783

End of period*	$532,442,734	$850,075,104

* Including accumulated undistributed net investment loss of:	$—	$—

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	International Real Estate Equity Fund

	Year Ended October 31, 2007	Year Ended October 31, 2006

OPERATIONS:
Net investment income	$17,511,929	$6,151,398
Net realized gain (loss) on:
Investments	116,778,640	19,188,979
Option contracts expired or closed	(31,664)	(36,400)
Foreign currency translation	(4,315,686)	(1,439,118)
Swaps	(15,025)
Change in unrealized appreciation (depreciation) on:
Investments	203,590,747	105,132,438
Foreign currency translation	30,100	28,946
Swaps	246,100

Change in net assets resulting from operations	333,795,141	129,026,243

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,129,350)	(3,914,233)
From net realized gain on investments	(17,483,887)	(3,532,066)

Change in net assets resulting from distributions to shareholders	(31,613,237)	(7,446,299)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,069,911,376	564,469,484
Dividends reinvested	28,982,113	6,748,378
Redemption fees	654,331	193,488
Cost of shares redeemed	(619,595,527)	(211,738,902)

Change in net assets resulting from capital share transactions	1,479,952,293	359,672,448

Total change in net assets	1,782,134,197	481,252,392

NET ASSETS:
Beginning of period	771,999,779	290,747,387

End of period*	$2,554,133,976	$771,999,779

* Including accumulated undistributed net investment income of:	$7,901,419	$2,070,048

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Real Estate Equity Fund

	Year Ended October 31,

	2007	2006	2005	2004		2003

Per Share Data:
Net asset value per share, beginning of period	$38.27	$39.45	$34.51	$29.21		$17.53

Income from investment operations:
Net investment income (loss)	0.15	(0.20)	0.12	(0.05	)(a)	0.07 (b)
Net realized and unrealized gains (losses) on investments	(0.28)	0.62	7.47	6.61		11.63

Total from investment operations	(0.13)	0.42	7.59	6.56		11.70

Redemption fees	0.02	0.00 (c)	—	—		—
Less Distributions:
From net investment income	(0.05)	(0.03)	(0.09)	—		(0.02)
From net realized gains on investments	(3.11)	(1.57)	(2.56)	(1.26)		—
From tax return of capital	(0.03)	—	—	—		—

Total distributions	(3.19)	(1.60)	(2.65)	(1.26)		(0.02)

Net asset value per share, end of period	$34.97	$38.27	$39.45	$34.51		$29.21

Total return	(0.88)%	0.74%	22.18%	23.12%		66.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$148,631	$269,414	$556,648	$216,773		$107,753
Ratio of expenses to average net assets	1.58%	2.01%	1.19%	1.31%		1.67%
Ratio of net investment income (loss) to average net assets	0.42%	(0.39)%	0.16%	(0.17)%		0.32%
Ratio of interest expense to average net assets	0.39%	0.82%	0.01%	0.03%		0.05%
Portfolio turnover	49%	19%	34%	73%		86%

(a)

Net investment income (loss) per share is calculated using undistributed net investment income (loss) per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	Net investment income (loss) is calculated using average shares outstanding during the period.

(c)	The amount is less than $0.005 per share.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Year Ended October 31,

	2007	2006	2005	2004	2003

Per Share Data:
Net asset value per share, beginning of period	$27.75	$21.92	$19.97	$16.67	$13.55

Income from investment operations:
Net investment income	0.91	0.65	1.06	0.71 (a)	0.77 (a)
Net realized and unrealized gains (losses) on investments	(1.54)	6.35	2.07	3.45	3.21

Total from investment operations	(0.63)	7.00	3.13	4.16	3.98

Redemption fees	0.00 (b)	0.00 (b)	—	—	—
Less Distributions:
From net investment income	(0.95)	(0.87)	(0.84)	(0.82)	(0.81)
From net realized gains on investments	(1.05)	(0.30)	(0.34)	(0.04)	(0.05)

Total distributions	(2.00)	(1.17)	(1.18)	(0.86)	(0.86)

Net asset value per share, end of period	$25.12	$27.75	$21.92	$19.97	$16.67

Total return	(2.53)%	32.91%	15.92%	25.51%	30.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$532,443	$850,075	$641,224	$394,153	$183,410
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.29%	1.17%	1.18%	1.25%	1.38%
After waivers and reimbursements	1.29%	1.17%	1.18%	1.25%	1.40%
Ratio of net investment income to average net assets	3.34%	2.67%	3.47%	3.85%	4.98%
Ratio of interest expense to average net assets	0.13%	0.02%	0.00%	0.01%	0.00%
Portfolio turnover	33%	33%	34%	65%	45%

(a)

Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Year Ended October 31,

	2007	2006	2005	2004	2003

Per Share Data:
Net asset value per share, beginning of period	$37.56	$28.89	$24.28	$20.23	$13.81

Income from investment operations:
Net investment income	0.63	0.50	0.74	0.29 (a)	0.22 (a)
Net realized and unrealized gains on investments	10.78	8.90	5.71	4.30	6.42

Total from investment operations	11.41	9.40	6.45	4.59	6.64

Redemption fees	0.02	0.01	—	—	—
Less Distributions:
From net investment income	(0.63)	(0.39)	(0.73)	(0.44)	(0.22)
From net realized gains on investments	(0.78)	(0.35)	(1.11)	(0.10)	—

Total distributions	(1.41)	(0.74)	(1.84)	(0.54)	(0.22)

Net asset value per share, end of period	$47.58	$37.56	$28.89	$24.28	$20.23

Total return	31.16%	33.19%	27.29%	23.25%	48.87%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,554,134	$771,999	$290,747	$87,621	$86,428
Ratio of expenses to average net assets	1.14%	1.17%	1.18%	1.35%	1.52%
Ratio of net investment income to average net assets	1.08%	1.16%	1.22%	1.40%	1.36%
Ratio of interest expense to average net assets	0.00%	0.02%	0.00%	0.00%	0.02%
Portfolio turnover	31%	30%	10%	38%	51%

(a)

Net investment income per share is calculated using undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2007

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC. (the “Adviser”) is a Delaware Corporation and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short-positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, the Funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

D. Total Return Swaps:

The Funds may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

E. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC”). Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. At year ended October 31, 2007 the average interest rate paid on outstanding borrowings was 6.35% and 6.28% for the U.S. Real Estate Fund and the Realty Income & Growth Fund respectively.

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Fund

Total line of credit amount available	$58,745,560	$183,781,698	$875,209,820
Line of credit outstanding at October 31, 2007	25,872,000	16,732,000	—
Line of credit amount unused at October 31, 2007	32,873,560	167,049,698	875,209,820
Average balance outstanding during the period	12,600,742	16,488,972	—
Interest expense incurred during the period	811,833	1,050,598	—

F. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

G. Dividends and Distributions:

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

H. Foreign Translation Transactions:

The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of their total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K. New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) granted a six-month delay in the required implementation of FIN 48 for registered investment companies. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

U.S. Real Estate Equity Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Class Y
Shares sold	431,699	$16,526,809	2,751,773	$110,289,701
Shares issued in reinvestment of dividends	525,098	19,418,121	463,307	19,264,323
Redemption fees	—	112,871	—	13,047
Shares redeemed	(3,745,595)	(139,665,167)	(10,284,666)	(404,670,372)

Total net change	(2,788,798)	$(103,607,366)	(7,069,586)	$(275,103,301)

Realty Income & Growth Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Class Y
Shares sold	7,422,431	$203,585,280	10,758,348	$264,715,661
Shares issued in reinvestment of dividends	2,067,194	55,127,983	1,340,544	32,136,947
Redemption fees	—	114,397	—	42,393
Shares redeemed	(18,925,748)	(498,993,823)	(10,711,372)	(260,654,193)

Total net change	(9,436,123)	$(240,166,163)	1,387,520	$36,240,808

International Real Estate Equity Fund

	Year Ended October 31, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Class Y
Shares sold	46,485,537	$2,069,911,376	16,724,606	$654,469,484
Shares issued in reinvestment of dividends	726,915	28,982,113	224,199	6,748,378
Redemption fees	—	654,331	—	193,488
Shares redeemed	(14,090,801)	(619,595,527)	(6,458,498)	(211,738,902)

Total net change	33,121,651	$1,479,952,293	10,490,307	$449,672,448

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2007 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

U.S. Real Estate Equity Fund	$108,041,242	$218,730,774	—	—
Realty Income & Growth Fund	248,405,331	460,873,157	—	—
International Real Estate Equity Fund	1,729,164,634	452,651,563	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine”) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds’ average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

Alpine is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. No reimbursements or recoupments were made during the year ended October 31, 2007 or the years ended October 31, 2006 or 2005. Therefore, at October 31, 2007 there are no recoverable expenses eligible for recoupments. The expense limitation will remain in effect unless and until the Board of Trustees of the Equity Trust approve its modification or termination.

At October 31, 2007, International Real Estate Equity Fund had $144,100,000, invested in the Alpine Municipal Money Market Fund.

6.	Total Return Swaps

At October 31, 2007, the Alpine International Real Estate Fund had the following total return swaps outstanding:

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Termination Date	Deposit at Counterparty	Unrealized Appreciation

Morgan Stanley & Co.	Phoenix Mills Ltd.	210,000	$10,661,411	6/5/2009	$10,441,536	$246,100

7.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2007

8.	Federal Income Tax Information:

At October 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Cost of Investments	$152,170,795	$387,942,573	$2,226,769,013

Gross unrealized appreciation	37,869,896	187,198,170	457,839,408
Gross unrealized depreciation	(26,304,286)	(24,993,102)	(110,521,938)

Net unrealized appreciation/(depreciation)	11,565,610	162,205,068	347,317,470

Undistributed ordinary income	—	—	57,768,769
Undistributed long-term capital gain	—	32,200,419	78,397,213

Total distributable earnings	—	32,200,419	136,165,982

Other accumulated gains/(losses)	(6,044,506)	(27,467)	(846,843)

Total accumulated earnings/(losses)	$5,521,104	$194,378,020	$482,636,609

The tax character of distributions paid during the years ended October 31, 2007 and 2006 were as follows:

	2007	2006

U.S. Real Estate Equity Fund
Ordinary income	$340,827	$323,489
Long-term capital gain	20,236,935	20,329,093
Return of capital	236,331	—

	$20,814,093	$20,652,582

Realty Income & Growth Fund
Ordinary income	$18,868,053	$26,050,381
Long-term capital gain	40,332,752	8,681,262

	$59,200,805	$34,731,643

International Real Estate Equity Fund
Ordinary income	$14,129,350	$3,914,233
Long-term capital gain	17,483,867	3,532,066

	$31,613,237	$7,446,299

Capital loss carryovers as of October 31, 2007 are as follows:

Expiration Date	US Real Estate Equity Fund

10/31/2015	$5,737,207

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Trustees
of Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Realty Income and Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (collectively, the “Funds”), as of October 31, 2007 and the related statements of operations and changes in net assets for the periods indicated therein, and the financial highlights subsequent to October 31, 2003, and the statement of cash flows for the Alpine U.S. Real Estate Equity Fund for the year ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the period ended October 31, 2003 were audited by other auditors whose report, dated December 19, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2007, and the results of its operations, the changes in their net assets, financial highlights for the periods indicated in the first paragraph and the cash flows of U.S. Real Estate Equity Fund for the year ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI
December 21, 2007

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2007

As a shareholder of the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund or the International Real Estate Equity Fund, you will incur two types of cost: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/07-10/31/07.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the International Real Estate Equity Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine U.S. Real Estate Equity Fund
Class Y Shares

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period 5/1/2007–10/31/2007*

Actual (1)	$1,000.00	$959.10	$7.80
Hypothetical (2)	$1,000.00	$1,017.24	$8.03

(1)	Ending account values and expenses paid during period based on a (4.09)% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

(3)	Excluding interest expense of 0.39%, the actual and hypothetical expenses paid during the period were $5.88 and $6.06 respectively.

*	Expenses are equal to Fund’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2007

Alpine Realty Income & Growth Fund

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period 5/1/2007–10/31/2007*

Actual (1)	$1,000.00	$909.60	$6.16
Hypothetical (2)	$1,000.00	$1,018.75	$6.51

(1)	Ending account values and expenses paid during period based on a (9.04)% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

(3)	Excluding interest expense of 0.13% and expense of dividends on short positions of 0.01%, the actual and hypothetical expenses paid during the period were $5.49 and $5.80 respectively.

*	Expenses are equal to Fund’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine International Real Estate Equity Fund

	Beginning Account Value 5/1/2007	Ending Account Value 10/31/2007	Expenses Paid During Period 5/1/2007–10/31/2007*

Actual (1)	$1,000.00	$1,059.90	$5.92
Hypothetical (2)	$1,000.00	$1,019.46	$5.80

(1)	Ending account values and expenses paid during period based on a 5.99% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued

Investment Adviser and Advisory Contracts

On December 18, 2006, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Advisor and Fund Counsel, the Board began a discussion to assess the overall quality of services The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund’s managed by the Advisor, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Advisor and the Fund, as well as the Board’s knowledge of the Advisor’s operations. The Trustees also considered the Advisor’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Advisor’s compliance procedures the Advisor’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer group.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Advisor, reviewing certain financial information and noting in particular whether the Advisor had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreements and any expense subsidization undertaken by the Advisor, as well as each Fund’s brokerage, and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Realty Income & Growth Fund, the Dynamic Balance Fund, the Dynamic Dividend Fund, the Dynamic Financial Services Fund, the Dynamic Innovators Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2007

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (79)	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee of each of the Alpine Trusts.****

H. Guy Leibler (53)	Independent Trustee	Indefinite, since the Trust’s inceptions.	Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004–2007); President, Skidmore, Owings & Merrill LLP (2001–2004).	13	Chairman Emeritus, White Plains Hospital Center; Trustee, each of Alpine Trusts****

Jeffrey E. Wacksman (47)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	13

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.****

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, the Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and the Alpine Global Premier Properties Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2007

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (51)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception.	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997).	13	Trustee, each of the Alpine Trusts. ****

Stephen A. Lieber*** (82)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (50)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	12	None

Sheldon R. Flamm (59)	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (42)	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

In addition to the Trust’s five portfolios discussed in this SAI, Alpine Woods Capital Investors, LLC manages eight other fund portfolios within the five other investment companies that comprise the Alpine Trusts. The Trustees oversee each of the thirteen portfolios within the six Alpine Trusts.

***	Steven A. Lieber is the father of Samuel A. Lieber.

****

The Trustees identified in this SAI are members of the Board of Trustees for each of the Trust, Alpine Equity Trust, Alpine Income Trust, Alpine Global Dynamic Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2007 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	100%
Realty Income & Growth Fund	28.08%
International Real Estate Equity Fund	42.31%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2007 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	100%
Realty Income & Growth Fund	22.02%
International Real Estate Equity Fund	2.00%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2007

	Foreign Source Income Earned (per share)	Foreign Taxes Paid (per share)

Austria	0.0009	0.0001
Australia	0.0000	0.0000
Brazil	0.0130	0.0001
Britain	0.0000	0.0000
Canada	0.0167	0.0024
Finland	0.0118	0.0018
France	0.1054	0.0158
Germany	0.0058	0.0001
Hong Kong	0.0681	0.0000
Japan	0.0279	0.0020
Luxemburg	0.0004	0.0001
Malaysia	0.0000	0.0000
Norway	0.0518	0.0078
Philippines	0.0021	0.0005
Spain	0.0040	0.0006
Singapore	0.0000	0.0000
Sweden	0.0281	0.0042
Thailand	0.0214	0.0019

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E.Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr.
Suite 302
Milwaukee, Wl 53212

SUB-CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

INVESTOR INFORMATION	DISTRIBUTOR
1(888)785.5578	Quasar Distributors, LLC
www.alpinefunds.com	615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

TRANSFER AGENT &
ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
This material must be preceded or accompanied by a current prospectus.	New York, NY 10174
12/07

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2007	FYE 10/31/2006
Audit Fees	$65,750	$96,246
Audit-Related Fees	0	0
Tax Fees	$11,562	$16,927
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(b)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpine Equity Trust

By (Signature and Title)		/s/ Samuel A. Lieber
Samuel A. Lieber, President

Date	1/7/08

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Samuel A. Lieber
Samuel A. Lieber, President

Date	1/7/08

By (Signature and Title)*		/s/ Sheldon Flamm
Sheldon Flamm, Treasurer

Date	1/7/08

* Print the name and title of each signing officer under his or her signature.